UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

PEDEVCO CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PEDEVCO CORP.

575 N. Dairy Ashford, Suite 210

Houston, Texas 77079

(713) 221-1768

July 15, 2026

Dear Stockholder:

The Board of Directors and officers of PEDEVCO Corp., a Texas corporation, join me in extending to you a cordial invitation to attend the 2026 annual meeting of our stockholders, which we refer to as the annual meeting. This meeting will be held on Thursday, August 27, 2026 at 10:00 a.m. Central Standard Time. To reduce meeting expenses, the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://edge.media-server.com/mmc/go/PED2026AGM/, with your Control ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about July 17, 2026 to our stockholders of record as of the close of business on June 30, 2026. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

To be admitted to the virtual annual meeting, stockholders must enter the Control ID found on their proxy card or E-proxy notice at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to your participation at the August 27, 2026 annual meeting. Your vote and participation in our governance are very important to us.

Sincerely,

/s/ J. Douglas Schick

President and Chief Executive Officer

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Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on August 27, 2026.

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2025 are available at the following cookies-free website that can be accessed anonymously: https://edge.media-server.com/mmc/go/PED2026AGM/. Stockholders may also vote prior to the meeting at www.iproxydirect.com/PED.

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PEDEVCO CORP.

575 N. Dairy Ashford, Suite 210

Houston, Texas 77079

(713) 221-1768

___________________________

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 27, 2026

___________________________

To the Stockholders of PEDEVCO Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2026 annual meeting of the stockholders of PEDEVCO Corp., a Texas corporation (the “Company”, “PEDEVCO”, “we” or “us”), which will be held in a virtual meeting format only, by live audio webcast, on Thursday, August 27, 2026 at 10:00 a.m. Central Standard Time. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://edge.media-server.com/mmc/go/PED2026AGM/ with your Control ID, and thereafter following the instructions to join the virtual meeting. The annual meeting is being held for the following purposes:

1.

To consider and vote upon a proposal to elect six directors to the Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, as named in, and set forth in greater detail in this proxy statement.

2.	To consider and vote upon a proposal to ratify the appointment of Weaver and Tidwell, L.L.P., as our independent auditors for the fiscal year ending December 31, 2026.

3.	To consider a non-binding advisory vote on compensation of our named executive officers.

4.	To consider a non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.

5.	To consider and vote upon a proposal to adopt the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan.

6.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS TWO, THREE AND FIVE, AND FOR “1 YEAR” FOR PROPOSAL FOUR.

We do not expect to transact any other business at the annual meeting. Our Board of Directors has fixed the close of business on June 30, 2026 as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Houston, Texas, during ordinary business hours for a period of 10 days prior to the annual meeting.

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We cordially invite you to attend the virtual annual meeting if you were a stockholder of record who owned the Company’s common stock shares at the close of business on June 30, 2026. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, notice of which is first being mailed to stockholders on July 17, 2026, is also available at https://edge.media-server.com/mmc/go/PED2026AGM/. This website also includes copies of the form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2025, which we refer to as the 2025 annual report. Stockholders may also vote prior to the meeting at www.iproxydirect.com/PED. Materials will also be hosted on this site in addition to the virtual meeting link. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (713) 221-1768.

Even if you plan to attend the virtual annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors

/s/ J. Douglas Schick

President and Chief Executive Officer

Houston, Texas

July 15, 2026

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

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Appendix A – Third Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan

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PEDEVCO CORP.

PROXY STATEMENT

FOR 2026 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

PEDEVCO Corp. (“PEDEVCO,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s 2026 virtual annual meeting of stockholders, which we refer to as our annual meeting, to be held on Thursday, August 27, 2026 at 10:00 a.m., Central Standard Time, at https://edge.media-server.com/mmc/go/PED2026AGM/, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on July 17, 2026. You are invited to attend the virtual annual meeting and are requested to vote on the proposals described in this proxy statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026, which we refer to as the 2025 annual report. If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials, which we refer to as the notice, to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report on Form 10-K, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy) via the Internet at https://edge.media-server.com/mmc/go/PED2026AGM/ or request a printed set of the proxy materials. Stockholders may also request materials at www.iproxydirect.com/PED. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. The notice contains a Control ID and Request ID that you will need to vote your shares and access the virtual annual meeting. Please keep the notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Meeting Time and Location

The Company’s 2026 virtual annual meeting of stockholders will be held on Thursday, August 27, 2026 at 10:00 a.m., Central Standard Time. The annual meeting will be a virtual meeting of stockholders, which will be conducted via live audio webcast, accessible at https://edge.media-server.com/mmc/go/PED2026AGM/. Additional information on how to access the virtual annual meeting can be found below under “Meeting Time and Location: Virtual Annual Meeting”.

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Reason for Holding a Virtual Meeting

To reduce meeting expenses, we have decided that the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. See also “Meeting Time and Location: Virtual Annual Meeting”  below.

Instructions For The Virtual Annual Meeting

Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://edge.media-server.com/mmc/go/PED2026AGM/ with your Control ID, and thereafter following the instructions to join the virtual meeting.

We recommend you check in and log in to the annual meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman, in his discretion, believes should not be addressed at the annual meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page at https://edge.media-server.com/mmc/go/PED2026AGM/.

Record Date and Shares Entitled to Vote

Our Board of Directors has fixed the close of business on June 30, 2026, as the record date for determining the holders of shares of our voting stock entitled to receive notice of and to vote at our annual meeting and any adjournments or postponements thereof. Only holders of record of shares of common stock at the close of business on that date will be entitled to vote at our annual meeting and at any adjournment or postponement of that meeting. As of the record date, there were 13,290,902 shares of common stock outstanding and entitled to vote at our annual meeting, held by approximately 162 holders of record.

Each share of common stock is entitled to one vote on each proposal presented at our annual meeting and at any adjournment or postponement thereof, for 13,290,902 total voting shares. Stockholders do not have the right to cumulate their votes in the election of directors.

In order for us to satisfy our quorum requirements, the holders of at least a majority of our total number of outstanding voting shares entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For All” in Proposal 1, “For” Proposals 2, 3 and 5, for “One Year” in Proposal 4, and for all such other business as may properly come before the meeting in the sole determination of the proxies.

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The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•	At the meeting. You may vote your shares at the virtual annual meeting. Instructions regarding how to vote will be provided when you log into the meeting website.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.

•	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Revocability of Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•	submitting a written revocation prior to the annual meeting to the Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079;

•

submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

•	attending our annual meeting and voting at the meeting through the web portal.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, June 30, 2026, and our guests.

Stockholders of record as of the record date may attend the annual meeting via the Internet and may vote prior to the meeting by logging in at https://edge.media-server.com/mmc/go/PED2026AGM/ with your Control ID, and thereafter following the instructions to join the virtual meeting. Stockholders participating in the annual meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the annual meeting, virtual attendees will be able to:

•	vote online via the annual meeting portal; and

•

submit questions or comments to the Company’s officers during the annual meeting via the online portal. Information on how to submit questions will be provided at the time of the meeting once stockholders login.

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If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name”. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares in the manner provided in the voting instructions you receive from your broker, bank or other nominee. If you request a printed copy of our proxy materials by mail, your broker, bank or other nominee will provide a voting instruction form for you to use. Street name stockholders are also invited to attend the virtual annual meeting, provided that such stockholders must contact Emily White at Proxy-ID@equiniti.com in advance of the virtual annual meeting, and prior to August 27, 2026 at 10:00 a.m. Central Standard Time, and present proof of their ownership of common stock, such as a bank or brokerage account statement indicating that they owned shares of common stock at the close of business on the record date, in order to be issued a Control ID and Request ID in order to access the virtual annual meeting. Additionally, because a street name stockholder is not the stockholder of record, you may not vote your shares of our common stock virtually at the annual meeting unless you follow your broker, bank or other nominee’s procedures for obtaining a legal proxy.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. Rules regarding the annual meeting and the procedure for asking questions at the annual meeting will be posted at the web portal located at https://edge.media-server.com/mmc/go/PED2026AGM/, once you login.

Quorum

If you vote at the annual meeting or by proxy at our annual meeting, you will be counted for purposes of determining whether there is a quorum at the meeting. Shares of our capital stock present in person or by proxy at our annual meeting that are entitled to vote will be counted for the purpose of determining whether there is a quorum for the transaction of business at our annual meeting. Our bylaws, as amended, provide that a majority of the outstanding shares of our capital stock entitled to vote at the meeting, represented in person or by proxy, constitutes a quorum at a meeting of our stockholders.

Votes Required to Approve Each Proposal

Appointment of directors. With respect to the election of directors (proposal 1), under plurality voting, the six nominees receiving the highest number of affirmative votes of our common stock will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Ratification of independent auditor. For the approval of the proposal to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent auditors for the fiscal year ending December 31, 2026 (proposal 2), a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting.

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Approval on a non-binding basis of executive compensation. For the approval of executive compensation (proposal 3), the final vote will not be binding on us and is advisory in nature.  For the approval of this matter, a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting, provided that such vote is non-binding and advisory in nature. The Board of Directors will carefully consider the voting results in their entirety in determining the compensation of our named executive officers.

Approval on a non-binding basis of the frequency of holding future advisory votes on executive compensation. For the approval of the frequency of holding future advisory votes on executive compensation (proposal 4), the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option. Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board of Directors will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

Approval of the adoption of the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan. Stockholders are being asked to approve and ratify, and the Board of Directors recommends that you approve and ratify, the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan (proposal 5). A majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, the proposal, must be voted “FOR” approval and adoption of such proposal in order for such proposal to be approved and adopted, assuming a quorum is present at the annual meeting.

Broker Non-Votes and Abstentions

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and the broker has not received voting instructions from the beneficial owner. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter or proposal.

A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm (proposal 2), without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on certain “non-routine” matters, which include all of the other proposals up for vote at the annual meeting.

With respect to the election of directors (proposal 1), under plurality voting, broker non-votes and abstentions have no effect on determining the nominees elected, except to the extent that they affect the total votes received by any particular candidate. If you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, the broker will not vote your shares in the director election.

With respect to the proposal to approve executive compensation (proposal 3), broker non-votes and abstentions could prevent the proposal from receiving the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, such proposal, provided that such proposal is non-binding and advisory in nature.

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With respect to the advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers (Proposal 4), stockholders have four voting options (“1 year”, “2 years”, “3 years” or “abstain”), provided that the final vote will not be binding on us and is advisory in nature, and no minimum level of votes is required to be obtained on any voting option. Instead, the option (1 year, 2 years or 3 years), if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board of Directors will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward.

With respect to the proposal to approve an amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan (proposal 5), broker non-votes and abstentions could prevent the proposal from receiving the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, such proposal.

Abstaining shares will be considered present at the annual meeting and “entitled to vote” on the applicable provisions so that the effect of abstentions will be the equivalent of a vote “AGAINST” each applicable proposal. With respect to broker non-votes, the shares subject to a broker non-vote will not be considered present at the annual meeting for each proposal, since they are not “entitled to vote” on such proposals, so broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote of the shares present in person or represented by proxy at the annual meeting and entitled to vote on such applicable proposals, by reducing the total number of shares from which the majority is calculated.

Board of Directors Voting Recommendations

Our Board of Directors recommends that you vote your shares:

•

“FOR” election of all six director nominees to the Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal (proposal 1).

•	“FOR” ratification of the appointment of Weaver and Tidwell, L.L.P., as our independent auditors for the fiscal year ending December 31, 2026 (proposal 2).

•	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (proposal 3).

•	“1 YEAR” for the proposal regarding a non-binding advisory vote on the frequency of the advisory vote on executive compensation (proposal 4).

•	“FOR” the approval of the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan (proposal 5).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not retained, and do not anticipate retaining, a third-party proxy solicitation firm to solicit proxies on behalf of the Board of Directors.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the record date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

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Inspector of Voting

It is anticipated that representatives of Equiniti Trust Company will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available for examination at our principal executive offices (575 N. Dairy Ashford, Suite 210, Houston, Texas 77079), for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting. Stockholders may also vote prior to the meeting at www.iproxydirect.com/PED. You will need your Control ID in order to access the virtual annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the record date your shares were registered in your name with our transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by us. If on the record date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy statement is required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the virtual annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent. Additionally, you must contact Emily White at Proxy-ID@equiniti.com in advance of the virtual annual meeting and present proof of your ownership of common stock, such as a bank or brokerage account statement indicating that you owned shares of common stock at the close of business on the record date, in order to be issued a Control ID and Request ID in order to access the virtual annual meeting.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders, and 2025 annual report, is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2025 annual report, to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders, and 2025 annual report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Clark R. Moore, at our principal executive offices at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079, or a stockholder may make a request by calling our Corporate Secretary, Clark R. Moore at (713) 221-1768.

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If you receive more than one notice, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The final voting results will be tallied by the inspector of voting and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. All statements contained in this proxy statement other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INFORMATION REFERENCED IN THIS PROXY STATEMENT

The content of the websites referred to in this proxy statement are not deemed to be part of, and are not incorporated by reference into, this proxy statement.

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REVERSE STOCK SPLIT

Effective on March 13, 2026 at 12:01 a.m. Eastern Time (the “Effective Time”), we effected a 1-for-20 reverse stock split of our then outstanding common stock (the “Reverse Stock Split”). No fractional shares were issued in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive a fractional share as a result of the Reverse Stock Split instead received cash in lieu of such fractional share, based upon the closing sale price of the common stock on the trading day immediately prior to the Effective Time as reported on the NYSE American.

In connection with the Reverse Stock Split, the number of shares of common stock issuable upon exercise of our stock options and other equity awards (including shares reserved for issuance under the Company’s equity compensation plans) were proportionately adjusted by the applicable administrator, using the 1-for-20 ratio, and rounded down to the nearest whole share, effective as of the Effective Time, pursuant to the terms of the Company’s equity compensation plans. In addition, the exercise price for each outstanding stock option was increased in inverse proportion to the 1-for-20 split ratio such that, upon exercise, the aggregate exercise price payable by the optionee to the Company for the shares subject to the option will remain approximately the same as the aggregate exercise price prior to the Reverse Stock Split, subject to the terms of such securities. The Reverse Stock Split did not change the authorized number of shares of common stock or preferred stock.

The effects of the Reverse Stock Split have been retroactively reflected throughout this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the sections of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on March 31, 2026 (the “2025 annual report”).

You may also request a copy of this proxy statement and the 2025 annual report from Equiniti Trust Company LLC, the Company’s proxy agent, at the following address and telephone number:

Equiniti Trust Company LLC

1110 Centre Pointe Curve, Suite 101, Mendota Heights MN 55120

(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the record date, June 30, 2026, will be entitled to one vote per share on all matters properly presented at the annual meeting and at any adjournment or postponement thereof. As of the record date, there were 13,290,902 shares of common stock outstanding and entitled to vote at the annual meeting and at any adjournment or postponement thereof, held by approximately 162 holders of record. Each share of common stock is entitled to one vote on each proposal presented at our annual meeting, for 13,290,902 total voting shares.

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Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth, as of June 30, 2026, the number and percentage of outstanding shares of our common stock beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined below under “Executive Compensation—Summary Compensation Table”); and (d) all current directors and Named Executive Officers, as a group. As of June 30, 2026, there were 13,290,902 shares of common stock and no shares of preferred stock issued and outstanding.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant, upon settlement of restricted stock units or performance-based restricted stock units, or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

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 Unless otherwise indicated in the footnotes below, the address of each beneficial owner listed in the table below is c/o PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

	Common Stock
	Number of Common Stock Shares Beneficially Owned (1)	Percent of Common Stock (1)
Named Executive Officers and Directors
Edward Geiser (2)	6,861,564	51.6%
J. Douglas Schick (3)	192,714	1.4%
Clark R. Moore (4)	54,571	*
Reagan Tuck (R.T.) Dukes (5)	56,695	*
Robert “Bobby” Long (6)	46,308	*
Jody D. Crook (7)	36,917	*
John K. Howie (8)	10,356	*
Martyn Willsher (9)	25,727	*
Kristel Franklin (10)	5,727	*
Josh Schmidt	-	*
Dr. Simon G. Kukes (11)♦	4,396,720	33.1%
Paul A. Pinkston (12) ♦	25,660	*
All Executive Officers and Directors as a group (10 persons)	7,290,579	54.9%

Greater than 5% Stockholders
None.

*Less than 1%.

♦ Former Named Executive Officer, no longer serving as an officer or director of the Company as of the date of this proxy statement.

(1)	Ownership voting percentages are based on 13,290,902 total shares of common stock which were outstanding as of June 30, 2026.

(2)

Consisting of (a) 9,815 shares of PEDEVCO common stock received by Mr. Schmidt on or about November 13, 2025 and subsequently transferred as described below, which vested/vest at the rate of (i) 25% of the shares on January 31, 2026 (vested), (ii) 25% on April 30, 2026 (vested), (iii) 25% on July 31, 2026, and (iv) 25% on October 31, 2026, subject to Mr. Schmidt’s continued service on the Board of Directors of PEDEVCO on such vesting dates; (b) 9,872 shares of PEDEVCO common stock received by Mr. Geiser on or about February 27, 2026 and subsequently transferred as described below, which vested/vest at the rate of (i) 25% of the shares on May 27, 2026 (vested), (ii) 25% on August 27, 2026, (iii) 25% on November 27, 2026, and (iv) 25% on February 27, 2027, subject to Mr. Geiser’s continued service on the Board of Directors on such vesting dates; and (c) 6,841,877 shares of fully-vested PEDEVCO common stock.  Immediately upon receipt by Messrs. Schmidt and Geiser, the shares were transferred in various amounts to Juniper Capital II PED Holdings, LLC, which is wholly owned by Juniper Capital II, L.P. (“Fund II”); Juniper Capital III PED Holdings, LLC, which is wholly owned by Juniper Capital III, L.P. (“Fund III”); NPR Partners PED Holdings, LLC, which is wholly owned by Juniper NPR Partners, L.P. (“NPR Partners”); North Peak Partners PED Holdings, LLC, which is wholly owned by Juniper North Peak Partners, L.P. (“North Peak Partners”); and J PED, LLC, which is wholly owned by Juniper Capital IV, L.P. (“Fund IV”), since each of Mr. Schmidt and Mr. Geiser is a designated director of an affiliate of the above referenced funds. The general partner of Fund II and NPR Partners has shared voting and dispositive power with respect to 1,726,107 shares of PEDEVCO Common Stock; the general partner of Fund III has shared voting and dispositive power with respect to 3,140,969 shares of PEDEVCO Common Stock; the general partner of North Peak Partners has shared voting and dispositive power with respect to 303,272 shares of PEDEVCO Common Stock; and the general partner of Fund IV has shared voting and dispositive power with respect to 1,691,216 shares of PEDEVCO Common Stock. Mr. Geiser, as the indirect, sole owner of the general partner of each of Fund II, Fund III, NPR Partners, North Peak Partners, and Fund IV, has shared voting and dispositive power with respect to the 6,861,564 shares of the PEDEVCO Common Stock collectively held for the benefit of Fund II, Fund III, NPR Partners, North Peak Partners and Fund IV.  Mr. Geiser disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Mr. Geiser, as control person of the Juniper Shareholder (defined below), also has certain board nomination rights pursuant to the Shareholder Agreement (discussed below).  The address of each of Fund II, Fund III, NPR Partners, North Peak Partners and Fund IV is 2727 Allen Parkway, Suite 1850, Houston, Texas 77019.

(3)

Consisting of the following: (a) 44,570 shares of fully-vested PEDEVCO common stock held by Mr. Schick; (b) 75,417 unvested shares of PEDEVCO common stock held by Mr. Schick, 8,750 of which vest on January 26, 2027, 8,333 of which vest on November 23, 2026, 8,334 of which vest on November 23, 2027, 16,666 of which vest on October 31, 2026, 16,667 of which vest on each of October 31, 2027 and October 31, 2028, in each case provided that Mr. Schick remains employed by us, or is a consultant to us, on such vesting dates; (c) 50,000 unvested shares of PEDEVCO common stock held by Mr. Schick which vest if the 30-day average closing price of the PEDEVCO common stock equals or exceeds $18.00 (as adjusted for stock splits) within four years after October 31, 2025, with the earliest possible vesting date being 30 days after October 31, 2026, and subject to the following further vesting provisions: (i) if the price trigger is met between 1 year and 30 days and two years after October 31, 2025, one-third of the shares vest immediately and the rest vest on the second and third anniversaries of October 31, 2025; (ii) if the price trigger is met between years 2 and 3 after October 31, 2025, two-thirds of the shares vest immediately and one-third vests on the third anniversary of October 31, 2025; and (iii) if the price trigger is met after the third anniversary of October 31, 2025, all shares will vest immediately, and in each case provided that Mr. Schick remains employed by us, or is a consultant to us, on such vesting dates. If the price trigger is not met by the fourth anniversary of October 31, 2025, all 50,000 shares subject to the price trigger will be forfeited; and (d) 22,727 shares of fully-vested PEDEVCO common stock held by American Resources, Inc., an entity owned and controlled by Mr. Schick, and which shares may be deemed to be beneficially owned by Mr. Schick. Mr. Schick has voting control over his unvested shares of PEDEVCO common stock.

(4)

Consisting of the following: (a) 10,261 shares of fully-vested PEDEVCO common stock held by Mr. Moore; (b) 143 fully-vested shares of PEDEVCO common stock held by Mr. Moore’s minor child, which he is deemed to beneficially own; and (c) 44,167 unvested shares of PEDEVCO common stock held by Mr. Moore, 7,500 of which vest on January 26, 2027, 5,833 of which vest on November 23, 2026 and 5,834 of which vest on November 23, 2027, 8,333 of which vest on each of October 31, 2026 and October 31, 2027, and 8,334 of which vest on October 31, 2028, in each case provided that Mr. Moore remains employed by us, or is a consultant to us, on such vesting dates.  Mr. Moore has voting control over his unvested shares of PEDEVCO common stock.

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(5)	Consisting of 56,695 shares of fully-vested PEDEVCO common stock held by Mr. Dukes.

(6)	Consisting of 46,308 shares of fully-vested PEDEVCO common stock held by Mr. Long.

(7)

Consisting of the following: (a) 7,446 shares of fully-vested PEDEVCO common stock held by Mr. Crook; (b) 25,971 unvested shares of PEDEVCO common stock, 1,167 of which vest on January 26, 2027, 4,902 of which vest on November 23, 2026, 4,902 of which vest on November 23, 2027, and 5,000 of which vest on each of October 31, 2026, October 31, 2027, and October 31, 2028, in each case provided that Mr. Crook remains employed by us, or is a consultant to us, on such vesting dates; (c) fully-vested options to purchase 3,500 shares of PEDEVCO common stock at an exercise price of $21.80 per share. Mr. Crook has voting control over his unvested shares of PEDEVCO common stock.

(8)	Consisting of 10,356 shares of fully-vested PEDEVCO common stock held by Mr. Howie.

(9)

Consisting of the following: (a) 21,431 fully-vested shares of PEDEVCO common stock held by Mr. Willsher; and (b) 4,296 unvested shares of PEDEVCO common stock held by Mr. Willsher which vested/vest with respect to 1,432 shares on each of April 30, 2026 (vested), July 31, 2026, and October 31, 2026, subject to Mr. Willsher remaining a director or employee of, or consultant to, the Company on such vesting dates. Mr. Willsher has voting control over his unvested shares of PEDEVCO common stock.

(10)

Consisting of the following: (a) 1,431 fully-vested shares of PEDEVCO common stock held by Ms. Franklin; and (b) 4,296 unvested shares of PEDEVCO common stock held by Ms. Franklin which vested/vest with respect to 1,432 shares on each of April 30, 2026 (vested), July 31, 2026, and October 31, 2026, subject to Ms. Franklin remaining a director or employee of, or consultant to, the Company on such vesting dates. Ms. Franklin has voting control over her unvested shares of PEDEVCO common stock.

(11)

Consisting of: (a) 406,097 shares held by Dr. Simon G. Kukes; (b) 3,990,473 shares of PEDEVCO common stock held by The SGK 2018 Revocable Trust; and (c) 150 shares of PEDEVCO common stock held by the spouse of Dr. Kukes. The SGK 2018 Revocable Trust is a family trust of which Dr. Kukes is the trustee and beneficiary, and as such, Dr. Kukes is deemed to be the beneficial owner of the shares held by The SGK 2018 Revocable Trust.

(12)	Consisting of 25,660 shares of fully-vested PEDEVCO common stock held by Mr. Pinkston.

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Shareholder Agreement

On October 31, 2025, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), between the Company, NP Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“First Merger Sub”), COG Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Second Merger Sub,” and together with First Merger Sub, the “Merger Subs”), North Peak Oil & Gas, LLC, a Delaware limited liability company (“NPOG”), Century Oil and Gas Sub-Holdings, LLC, a Delaware limited liability company (“COG,” and together with NPOG, the “Acquired Companies”), and, solely for purposes of the specified provisions therein, North Peak Oil & Gas Holdings, LLC, a Delaware limited liability company (“North Peak”).

Pursuant to the Merger Agreement, on October 31, 2025, (a) First Merger Sub merged with and into NPOG, with NPOG being the surviving entity and a wholly-owned subsidiary of the Company and (b) Second Merger Sub merged with and into COG, with COG being the surviving entity and a wholly-owned subsidiary of the Company (the “Mergers”).

Subject to the terms and conditions of the Merger Agreement, all of the issued and outstanding limited liability company interests of each of NPOG and COG were automatically converted into the right to receive an aggregate of 10,650,000 validly issued, fully paid and nonassessable shares of newly designated Series A Convertible Preferred Stock of the Company (the “Merger Preferred Shares”), par value $0.001 per share (the “Series A Preferred Stock”), which shares were issued to Century Oil and Gas Holdings, LLC, a Delaware limited liability company (“Century”) and North Peak. The Series A Preferred Stock automatically converted into shares of common stock of the Company, par value $0.001 per share (the “Automatic Conversion”), at a ratio of 0.5-to-1, effective February 27, 2026, following the expiration of the twenty calendar day period commencing on the distribution of an information statement to the Company’s shareholders in accordance with Rule 14c-2 of Regulation 14C promulgated under the Exchange Act (the “Automatic Conversion Date”). On the Automatic Conversion Date, the Merger Preferred Shares converted into an aggregate of 5,325,000 shares of Company common stock.

At the closing of the Mergers (the “Closing”), the Company entered into a Shareholder Agreement with Century and North Peak (together, the “Juniper Shareholder”), and, for certain limited provisions, Dr. Simon G. Kukes, the then Chairman of the Company and The SGK 2018 Revocable Trust (a trust which Dr. Kukes serves as trustee and beneficiary of).  The Shareholder Agreement provided the Juniper Shareholder the right (but not obligation), from the closing date of the Mergers to the Automatic Conversion Date, to designate one nominee to the Board of Directors and one observer to the Board of Directors.

The Shareholder Agreement also provides that from and after the Automatic Conversion Date (February 27, 2026), the Board of Directors will consist of six directors or such other number as approved by the Board of Directors in accordance with the organizational documents of the Company and the Shareholder Agreement and be constituted as follows:

(i)	three Directors nominated by the Juniper Shareholder (each, a “Juniper Director” and together, the “Juniper Directors”), which must include at least one independent director;

(ii)	two Directors, as nominated by the Nominating and Corporate Governance Committee (the “Governance Committee”), which must include at least one independent director; and

(iii)	one independent director mutually agreed in writing by the Juniper Shareholder and the Governance Committee.

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The right of the Juniper Shareholder to nominate Juniper Directors pursuant to the Shareholder Agreement will depend on its, together with its affiliates’, ownership of 6,861,564 shares of Company common stock issued to the Juniper Shareholder and its affiliates on February 27, 2026, on the applicable date of determination, as measured relative to a total of 13,300,815 shares of common stock issued and outstanding on February 27, 2026 (“Juniper Beneficial Ownership”), as follows: if Juniper Beneficial Ownership is 50% or more, the Juniper Shareholder may nominate three Juniper Directors, including one which must be an independent director; if Juniper Beneficial Ownership is between 30% and 49.9%, the Juniper Shareholder may nominate two Juniper Directors; if Juniper Beneficial Ownership is between 10% and 29.9%, the Juniper Shareholder may nominate one Juniper Director; and if Juniper Beneficial Ownership  is less than 10%, the Juniper Shareholder loses the right to nominate any Juniper Directors.

The nomination of such Juniper Directors is subject to such persons not being prohibited from serving as a member of the Board of Directors. In the event any Juniper Director ceases serving as a member of the Board of Directors for any reason, the Juniper Shareholder has the right to designate a replacement, and subject to certain customary exceptions, the Board of Directors is required to take all reasonable actions within its control to appoint such replacement person as a member of the Board of Directors of the Company to fill such vacancy. The Juniper Shareholder also has the right to remove any Juniper Director at any time for any reason.

The Board of Directors is prohibited from increasing or decreasing the number of members of the Board of Directors without the affirmative vote of a majority of the independent directors then on the Board of Directors that are not Juniper Directors, and the written consent of the Juniper Shareholder.

Each Juniper Director nominee must, in the good faith determination of the Board of Directors or the Governance Committee, (i) be suitable to serve on the Board of Directors in accordance with customary standards of suitability for directors of NYSE-listed companies; (ii) not be prohibited from serving as a director pursuant to any rule or regulation of the SEC or any national securities exchange on which the Company’s common stock is listed or admitted to trading; and (iii) not be subject to any order, decree or judgment of any domestic (including federal, state or local) or foreign court, arbitrator, administrative, regulatory or other governmental department, agency, official, commission, tribunal, authority or instrumentality, non-government authority or self-regulatory body (including any domestic or foreign securities exchange) prohibiting service as a director of any public company (collectively, the “Juniper Director Requirements”).

In addition, for so long as the Juniper Shareholder is entitled to designate at least one Juniper Director, the Shareholder Agreement provides that at least one Juniper Director shall serve as a member of each committee of the Board of Directors (other than the Audit Committee of the Board of Directors) and a Juniper Director shall be designated as the chairperson of the Compensation Committee and the Governance Committee, subject to certain limited exceptions.

In accordance with the terms of the Shareholder Agreement, effective February 27, 2026, Juniper Director Josh Schmidt was appointed as Chairman of the Board of Directors of the Company and Chairman of the Compensation Committee, and Juniper Director Edward Geiser was appointed as Chairman of the Governance Committee of the Board of Directors.

Except as set forth in the Shareholder Agreement as described above, there is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current Board of Directors. There are also no arrangements, agreements or understandings to our knowledge between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs.

14

As of the Record Date, the Juniper Shareholder beneficially owned 6,861,564 shares of common stock of the Company, representing a Juniper Beneficial Ownership percentage of 51.6%, and as such, the Juniper Shareholder had the right to nominate three members to the Board of Directors for election by the stockholders at the annual meeting.

Each of director nominees Edward Geiser, Josh Schmidt and Martyn Willsher (independent), has been nominated by the Juniper Shareholder for election by the stockholders at the annual meeting, and the Board of Directors has determined that each of such nominees meets the Juniper Director Requirements.

Changes in Control

The Company is not currently aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

We promote accountability for adherence to honest and ethical conduct; endeavor to provide full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications made by us; and strive to be compliant with applicable governmental laws, rules and regulations.

Information regarding the members of and biographical information of our Board of Directors is provided below under “Proposal 1- Election of Directors”, beginning on page 51.

Board of Directors Leadership Structure

Our Board of Directors has the responsibility for selecting our appropriate leadership structure. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of our business and what is in the best interests of our stockholders. Our current leadership structure is comprised of a separate Chairman of the Board of Directors, and Chief Executive Officer (“CEO”). Mr. Josh Schmidt serves as Chairman and Mr. J. Douglas Schick serves as CEO. The Board of Directors does not have a policy as to whether the Chairman should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s President and CEO, Mr. Schick) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairman to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters.

The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board of Directors evaluates its structure periodically, as well as when warranted by specific circumstances, in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board of Directors appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

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Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in our business and strategy, evaluating our risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to us. Our Audit Committee reviews and assesses our processes to manage business and financial risk and financial reporting risk. It also reviews our policies for risk assessment and assesses steps management has taken to control significant risks. Our Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board of Directors or the relevant committee, which provides the relevant oversight on risk assessment and mitigation. The Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s corporate governance guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

Our Chairman can represent the Board of Directors in communications with stockholders and other stakeholders but cannot individually (however the full Board of Directors can) override our Chief Executive Officer on any risk matters. Additionally, our Chairman has not traditionally provided input on design of the Board of Directors itself, which instead comes from the full Board of Directors.

While the Board of Directors and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board of Directors receives regular updates and actively engages in dialogue with management.

The Company’s committees are described in greater detail below under “Committees of the Board of Directors”, beginning on page 17.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

Except for Mr. Geiser, who currently serves on the board of directors of Atmos Energy Corporation (NYSE: ATO), a publicly-traded, regulated natural gas distribution company, no directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Arrangements Between Officers and Directors

Except as set forth under the Shareholder Agreement as described above, there is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

16

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Meetings of the Board of Directors and Annual Meetings

During the fiscal year that ended on December 31, 2025, the Board of Directors held ten meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below. All directors attended all of the Board of Directors’ meetings and committee meetings relating to the committees on which each director served during fiscal year 2025.  The Company held an annual stockholders meeting on August 28, 2025, at which all directors were present in person, via teleconference or via virtual attendance. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Committees of the Board of Directors

We currently maintain a Nominating and Corporate Governance Committee, Compensation Committee and Audit Committee.

The committees of the Board of Directors consist of the following members as of the date of this filing:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Josh Schmidt ♦(1)		C
J. Douglas Schick
Edward Geiser ♦			C
John K. Howie	M	M	M	x
Martyn Willsher ♦	C		M	x
Kristel Franklin	M	M		x

C - Chairman of Committee.

M – Member.

(1) – Chairman of the Board of Directors.

♦ Juniper Directors.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

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Audit Committee

The Audit Committee selects, on behalf of our Board of Directors, an independent public accounting firm to audit our financial statements, discusses with the independent auditors their independence, reviews and discusses the audited financial statements with the independent auditors and management, and recommends to the Board of Directors whether the audited financial statements should be included in our annual reports to be filed with the SEC. Mr. Willsher serves as Chair of the Audit Committee and our Board of Directors has determined that Mr. Willsher is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act.

The Audit Committee also has various other responsibilities including: pre-approval of all audit and permitted non-audit and tax services that may be provided by the Company’s independent registered public accounting firm or by other accounting firms engaged by the Company; reviewing the Company’s annual audited financial statements and quarterly financial statements, including the notes to such financial statements, the draft annual audit report and the accompanying “management’s discussion and analysis of financial condition and results of operations” with management and the independent registered public accounting firm prior to filing such financial statements with the SEC; reviewing the Company’s earnings press releases with management and the Company’s independent registered public accounting firm prior to the public dissemination of such press releases; meeting separately, and periodically, with the Company’s Chief Executive Officer and Chief Financial Officer, members of the Company’s internal audit department and the Company’s independent registered public accounting firm to discuss the matters that are the subject of the Charter of the Audit Committee and, if appropriate, inviting some or all of such persons to applicable portions of Committee meetings; reviewing with management and the Company’s independent registered public accounting firm the effectiveness of the Company’s internal control over financial reporting; reviewing and approving the functions of the Company’s internal audit department, including its purpose, organization, responsibilities and performance; reviewing with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements; reviewing and approving candidates for the positions of Chief Financial Officer, Chief Accounting Officer and Controller of the Company; and reviewing and, if appropriate, approving proposed transactions between the Company and “related persons” as defined in Item 404 of SEC Regulation S-K, and developing policies and procedures for the review and approval of such transactions.

During the year ended December 31, 2025, the Audit Committee held seven meetings.

Compensation Committee

The Compensation Committee has various responsibilities including: reviewing annually and approving the corporate objectives relevant to the compensation of all officers of the Company; reviewing annually and determining, or recommending to the Board of Directors for determination, the salary, bonus and other non-equity based elements of total compensation for each officer; reviewing annually, determining and awarding to officers any stock option grants and other discretionary awards under the Company’s stock option or other equity incentive plans that the Committee believes are appropriate; approving (or recommending to the Board of Directors for determination) all special perquisites, special cash payments and other special compensation and benefit arrangements for officers; considering the results of the most recent “say-on-pay” vote by the Company’s stockholders in connection with the Company’s annual meeting of stockholders; preparing an annual report on executive compensation for inclusion in the Company’s annual proxy statement, if required by the rules and regulations of the SEC; reviewing, and recommending to the Board of Directors for determination, the compensation for non-employee directors; granting stock options and other discretionary awards under the Company’s stock option or other equity incentive plans to eligible individuals in the Company’s service who are not officers; and approving (or recommending to the Board of Directors for determination) any employment or severance agreements for officers. Mr. Schmidt serves as Chair of the Compensation Committee.

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The Compensation Committee currently includes Josh Schmidt, its Chairman, a non-independent member of the Board of Directors, who has been appointed to such committee pursuant to an exception from the NYSE American Company Guide independence requirements as discussed below under “Director Independence”.

During the year ended December 31, 2025, the Compensation Committee held four meetings.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Josh Schmidt (Chairman), John K. Howie and Kristel Franklin, with each of Mr. Howie and Ms. Franklin independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2025, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

The Governance Committee assists our Board of Directors in fulfilling its responsibilities by: identifying and approving individuals qualified to serve as members of our Board of Directors, selecting director nominees for our annual meetings of stockholders, evaluating the performance of our Board of Directors, and developing and recommending to our Board of Directors corporate governance guidelines and oversight procedures with respect to corporate governance and ethical conduct. Mr. Geiser serves as Chair of the Governance Committee.

The Governance Committee of the Board of Directors considers nominees for director based upon a number of qualifications, including their personal and professional integrity, ability, judgment, and effectiveness in serving the long-term interests of our stockholders. There are no specific, minimum or absolute criteria for membership on the Board of Directors. The committee makes every effort to ensure that the Board of Directors and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the NYSE American and/or the SEC.

The Governance Committee may use its network of contacts to compile a list of potential candidates. The Governance Committee has not in the past relied upon professional search firms to identify director nominees but may engage such firms if so desired. The Governance Committee may meet to discuss and consider candidates’ qualifications and then choose a candidate by majority vote.

The Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. The Governance Committee will consider candidates recommended by stockholders if the information relating to such candidates are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholder Proposals for 2027 Annual Meeting of Stockholders and 2027 Proxy Materials” beginning on page 70. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means.

The Governance Committee currently includes Edward Geiser, its Chairman, a non-independent member of the Board of Directors, who has been appointed to such committee pursuant to an exception from the NYSE American Company Guide independence requirements as discussed below under “Director Independence”.

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During the year ended December 31, 2025, the Governance Committee held two meetings.

Outside Advisors and Consultants

Our Board of Directors and each of its committees may retain outside advisors, legal counsel, and consultants of their choosing at our expense. The Board of Directors and its committees need not obtain management’s consent to retain such outside advisors, legal counsel, and consultants.

Compensation Consultant

Under its charter, the Compensation Committee is authorized to retain a compensation consultant and has the sole authority to approve the consultant’s fees and other retention terms.  Commencing in February 2026, the Compensation Committee has retained Meridian Compensation Partners, LLC (“Meridian”) as a compensation consultant. The Compensation Committee engaged and managed its relationship with the Meridian executive compensation consultants directly. In addition, Meridian reported directly to the Compensation Committee with respect to all executive compensation matters.

The nature and scope of Meridian’s engagement by the Compensation Committee included advising the Compensation Committee, as it needed, with respect to executive compensation matters under the Compensation Committee’s purview with respect to certain 2026 compensation and employment agreement-related matters. The material elements of the instructions or directions given to Meridian with respect to the performance of its duties to the Compensation Committee for the Company’s compensation program for 2026, included engaging Meridian to:

•	Guide the Compensation Committee’s decision making with respect to executive compensation matters in light of the Company’s business strategy, pay philosophy, prevailing market practices, shareholder interests and relevant regulatory mandates;
•	Review and provide advice on the total shareholder return (TSR) of a performance peer group;
•	Advise on incentive plan design for both annual and long-term incentive awards; and
•	Advise on structuring of executive officer employment agreements and new hire employment compensation packages.

The Compensation Committee assessed the independence of Meridian pursuant to applicable SEC and NYSE American rules and based on information presented to the Committee, and concluded that Meridian’s work for the Compensation Committee did not raise any conflict of interest for 2026. Outside of providing executive and director advisory services to the Compensation Committee, Meridian provided no other services to us or our affiliates.

Controlled Company Status

Because Edward Geiser controls a majority of our outstanding voting power, we are a “controlled company” under the corporate governance rules of the NYSE American. Therefore, we are not required to have a majority of our Board of Directors be independent, nor are we required to have a Compensation Committee or an independent nominating function. We have nevertheless opted to meet the requirements under the NYSE American listing rules for smaller reporting companies, such as the Company, which requires a Board of Directors be comprised of at least 50% independent directors and to have a compensation, nominating and governance committee comprised of independent directors, subject to certain exceptions, as more fully described herein.

Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079 who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board of Directors.

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Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Director Independence

Our Board of Directors has determined that Mr. Howie, Mr. Willsher, and Ms. Franklin are independent directors as defined in the NYSE American rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act. Accordingly, 50% of the members of our Board of Directors are independent as defined in the NYSE American rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act.

In assessing director independence, the Board of Directors considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

As discussed above under “Shareholder Agreement”, for so long as the Juniper Shareholder is entitled to designate at least one Juniper Director, the Shareholder Agreement provides that at least one Juniper Director shall serve as a member of each committee of the Board of Directors (other than the Audit Committee of the Board of Directors) and a Juniper Director shall be designated as the chairperson of the Compensation Committee and the Nominating and Governance Committee, subject to certain limited exceptions. In connection therewith, Josh Schmidt has been appointed as Chairman of the Compensation Committee and Edward Geiser has been appointed as Chairman of the Governance Committee.

Juniper Director Committee Membership

Pursuant to Sections 804(b) and 805(b) of the NYSE American Company Guide, respectively, (1) if the nominating committee is comprised of at least three members, one director who is not independent as defined in the NYSE American rules, and is not a current officer or employee or an immediate family member of such person, may be appointed to the nominating committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its stockholders; and (2) if the Compensation Committee of a Smaller Reporting Company (like the Company) is comprised of at least three members, one director who is not independent as defined in Section 803A of the NYSE American rules, and is not a current officer or employee or an immediate family member of such person, may be appointed to the Compensation Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the company and its stockholders. A director appointed to the nominating committee and Compensation Committee pursuant to these exceptions may not serve in excess of two years.

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Mr. Schmidt has been a Partner of Juniper since 2020 and serves as a member of the firm’s investment committee. Mr. Schmidt also serves on the board of directors of several of Juniper’s portfolio companies. Mr. Schmidt has been Chief Operating Officer of Juniper since July 2024.

Edward Geiser is the Executive Managing Partner of Juniper, a position he has held since 2015, and the head of the Investment Committee for the firm and its funds.

Mr. Geiser, through Juniper, beneficially owns 51.6% of our outstanding common stock and maintains certain Board of Directors appointment rights as set forth above under “Shareholder Agreement”.

Notwithstanding the above, the Board of Directors has determined that the appointment of Mr. Schmidt to the Compensation Committee and the appointment of Mr. Geiser to the Governance Committee is in the best interests of the Company and its stockholders because each of Mr. Schmidt and Mr. Geiser possesses extensive knowledge of the Company’s business, operations, and industry, and their respective experience and expertise will meaningfully contribute to the work of the applicable committees. The Board of Directors believes that their participation on these committees will enhance the committees' ability to carry out their respective mandates in a manner that serves the long-term interests of the Company and its stockholders.

Furthermore, the Board of Directors has determined that other than Mr. Schmidt and Mr. Geiser, as discussed above, each of the other members of our Compensation Committee and Governance Committee, and all of the members of the Audit Committee, are independent within the meaning of NYSE American director independence standards applicable to members of such committees, as currently in effect.

Notwithstanding the foregoing, because the Company qualifies as a “Controlled Company” under the NYSE American Company Guide, as further discussed above, the Company is eligible to rely on certain corporate governance exemptions available to controlled companies. Although the Company currently relies on the exceptions under Sections 804(b) and 805(b) of the NYSE American Company Guide described above with respect to the composition of the Compensation Committee and the Governance Committee, the Company has otherwise voluntarily elected to comply with the corporate governance requirements applicable to companies that are not controlled companies. Accordingly, the Company maintains a Compensation Committee and a Governance Committee and, except as described above, seeks to satisfy the independence requirements applicable to such committees. If the Company were to fully avail itself of the controlled company exemptions, it would not be required under the NYSE American Company Guide to maintain a Compensation Committee or a Governance Committee comprised of independent directors.

The Company currently expects that, upon the expiration of the applicable two-year periods during which the Company is permitted to rely on the exceptions under Sections 804(b) and 805(b) of the NYSE American Company Guide, if the Company continues to qualify as a Controlled Company at that time, the Board of Directors may determine to rely more fully on the corporate governance exemptions available to controlled companies under the NYSE American Company Guide. Any such determination would be made by the Board of Directors based on the facts and circumstances existing at that time.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conduct and Ethics can be found on our website at https://pedevco.com/ped/corporate_governance. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Pledging of Shares

The ability of our directors and executive officers to pledge Company stock for personal loans and investments is inherently related to their compensation due to our use of equity awards and promotion of long-termism and an ownership culture. As such, the Company has no policies in place preventing or limiting any officer or directors’ ability to pledge their stock, other than limitations imposed pursuant to our Code of Business Conduct and Ethics and our Insider Trading Policy.

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Insider Trading/Anti-Hedging Policies

The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all Company personnel, including directors, officers, employees, and other covered persons. The Company also plans to follow procedures for the repurchase of any shares of its securities. The Company believes that its insider trading policy and planned repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The policy also prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading and includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities or from trading in options.

Policy on Timing of Award Grants

The Compensation Committee and the Board of Directors have not established policies and practices (whether written or otherwise) regarding the timing of option grants, stock appreciation rights and similar awards, or other awards, in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Rule 10b5-1 Trading Plans

If a Company executive desires to conduct purchases or sale transactions, they are encouraged to conduct such transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Management and Certain Beneficial Owners” table beginning on page 10, all Named Executive Officers and directors except Mr. Schmidt, the Company’s Chairman of the Board of Directors, are beneficial owners of stock of the Company.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results. Additionally, on November 8, 2023, the Board of Directors of the Company adopted a Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation (the “Clawback Policy”), to comply with the final clawback rules adopted by the U.S. Securities and Exchange Commission under Section 10D and Rule 10D-1 of the Securities Exchange Act of 1934, as amended (“Rule 10D-1”), and the listing standards, as set forth in the New York Stock Exchange Listed Company Manual (the “NYSE Rules” and, together with Rule 10D-1, the “Final Clawback Rules”). The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive compensation from current and former officers of the Company as defined in Rule 10D-1 (“Covered Officers”) in the event the Company is required to prepare an accounting restatement as specified in the Clawback Policy. Under the Clawback Policy, the Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement. The Clawback Policy is effective as of October 2, 2023.

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A copy of the Clawback Policy is incorporated by reference into the 2025 annual report as Exhibit 97.1.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 25, 2025, in connection with the preparation of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company concluded that in prior years it had not appropriately accounted for the depletion expense related to its oil and gas properties. These errors led to an overstatement of depletion expense during the impacted periods.

On March 28, 2025, the Audit Committee of the Company’s Board of Directors, after discussion with senior management and the Company’s independent registered public accountants, concluded that the errors were material to the (i) audited consolidated financial statements as of and for the fiscal year ended December 31, 2023, originally included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 10-K”), and (ii) audited consolidated financial statements as of and for the fiscal year ended December 31, 2022, originally included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 10-K”)(collectively, the “Form 10-Ks” and the “Prior Financial Statements”) and that the Prior Financial Statements as of and for the fiscal years ended December 31, 2023 and December 31, 2022, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, should no longer be relied upon due to the impact of the unintentional error noted above. Such Prior Financial Statements were subsequently restated by the Company to correct the errors discussed above.

The Company determined that the restatement described above would not result in the recoupment of any compensation because none of the Company’s prior incentive compensation was based on the achievement of any specific net income or other milestones which were affected by the restatement, and because the restatement resulted in an overall increase in net income in the affected periods. Accordingly, the restatement did not impact the Company’s executive compensation payments and the Company determined that there were no payments required to be pursued under the Company’s Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation.

On October 27, 2025, the Audit Committee of the Board of Directors, after discussion with the Company’s senior management and the Company’s former independent registered public accounting firm, Marcum LLP (“Marcum”), which audited the Company’s financial statements for the year ended December 31, 2024, concluded that the Company’s previously issued audited financial statements included in the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2024, originally included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Prior 2024 Financial Statements”) filed with the SEC on March 31, 2025, should no longer be relied upon and should be restated due to an error in the accounting for the prior period net operating losses in the calculation of the tax provision for the impacted period (the “Error”). This Error resulted in an overstatement of the Company’s tax benefit and deferred income tax account during the impacted period. Such Prior 2024 Financial Statements were subsequently restated by the Company to correct the errors discussed above.

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The Company determined that the restatement of the Prior 2024 Financial Statements would not result in the recoupment of any compensation because none of the Company’s prior incentive compensation was based on the achievement of any specific net income or other milestones which were affected by the restatements.  Because the restatements did not impact the Company’s executive compensation payments, the Company determined that there were no payments required to be pursued under the Company’s Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation.

Code of Ethics

In 2012, in accordance with SEC rules, our Board of Directors adopted a Code of Business Conduct and Ethics for our directors, officers and employees. Our Board of Directors believes that these individuals must set an exemplary standard of conduct. This code sets forth ethical standards to which these persons must adhere and other aspects of accounting, auditing and financial compliance, as applicable. The Code of Business Conduct and Ethics is available on our website at www.PEDEVCO.com. Please note that the information contained on our website is not incorporated by reference in, or considered to be a part of, this proxy statement.

We intend to disclose any amendments to our Code of Business Conduct and Ethics and any waivers with respect to our Code of Business Conduct and Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.PEDEVCO.com, within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Business Conduct and Ethics to any such officers or employees to date.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2025, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Martyn Willsher (Chairman)

/s/ Kristel Franklin

/s/ John K. Howie

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EXECUTIVE OFFICERS

Information About Our Executive Officers

The following table sets forth the name, age and position held by each of our executive officers and directors as of the June 30, 2026 record date for the annual meeting. Directors are elected for a period of one year and thereafter serve until the next annual meeting at which their successors are duly elected by the stockholders or until such director’s resignation or removal.

Name	Age	Position

J. Douglas Schick	51	President and Chief Executive Officer and Director (1)
Reagan Tuck (R.T.) Dukes	42	Chief Operating Officer (2)
Robert “Bobby” Long	49	Chief Financial Officer (3)
Clark R. Moore	53	Executive Vice President, General Counsel and Secretary
Jody D. Crook	50	Chief Commercial Officer (4)

(1)

Appointed as President, Chief Executive Officer and Director effective January 1, 2025; previously solely President through December 31, 2024. Has served as a member of the Board of Directors since January 2025.

(2)	Appointed Chief Operating Officer effective October 31, 2025.
(3)	Appointed Chief Financial Officer effective October 31, 2025.
(4)	Appointed Chief Commercial Officer effective January 1, 2025.

Business Experience

The following is a brief description of the business experience and background of our current executive officers. There are no family relationships among any of the directors or executive officers.

J. Douglas Schick, President, Chief Executive Officer and Director (President since August 2018 and Chief Executive Officer and Director since January 2025)

Mr. Schick’s biographical information is presented below in “Proposal 1 Election of Directors”, beginning on page 51.

Reagan Tuck (R.T.) Dukes, Chief Operating Officer (since October 2025)

Mr. Dukes has over 20 years of experience in the oil and gas industry, with extensive experience in oil and gas investing, finance, research, and consulting. Prior to joining the Company in October 2025, from October 2019 to May 2021, Mr. Dukes served as Chief Financial Officer, and from June 2021 to October 2025, as the Chief Executive Officer, of Century Natural Resources, LLC, a privately held Houston, Texas-based oil and gas exploration and production company that previously managed the assets acquired by the Company in October 2025 pursuant to the Mergers. Prior to Century Natural Resources, from June 2014 to September 2019, Mr. Dukes served as a Research Director and Director of North American Supply at the Houston, Texas office of Wood Mackenzie Limited, a global energy research and consulting group, where he supported commodities research and contributed to valuation and due-diligence work that accounted for billions of dollars in transactions. Before joining Wood Mackenzie, from May 2011 to May 2014, Mr. Dukes worked as a Manager at KED Interests, LLC, a Houston, Texas-based mineral investing firm.

Mr. Dukes earned his BS in Accounting and MS in Finance from Texas A&M University. He also serves on the advisory board for the Professional Program in Accounting at Texas A&M University.

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Robert “Bobby” Long, Chief Financial Officer (since October 2025)

Mr. Long has nearly 25 years of financial experience in management, corporate finance, and principal investing in the energy industry. Prior to joining the Company in October 2025, from February 2022 to October 2025, Mr. Long served as the Chief Financial Officer of Century Natural Resources, LLC, a privately held Houston, Texas-based oil and gas exploration and production company that previously managed the assets acquired by the Company in October 2025 pursuant to the Mergers.  At Century Natural Resources, Mr. Long managed all accounting, finance and commercial functions of four oil and gas companies operating in the Powder River Basin.  Prior to Century Natural Resources, from August 2018 to January 2022, Mr. Long was the Chief Financial Officer of Navigation Petroleum, LLC, a Houston, Texas-based oil and gas exploration and production company that managed assets in the Powder River Basin.  From February 2018 to August 2018, Mr. Long served as an Executive Director of CIBC Capital Markets in Houston, Texas; from September 2008 to January 2018, he served as a Partner in Rivington Holdings, LLC, a Houston, Texas-based capital advisory firm specializing in the oil and gas industry; and from July 2000 to September 2008, he served as an Associate, and then Vice President, of BNP Paribas, Global Energy Group, in its Houston, Texas office.  Mr. Long began his professional career as an Analyst at JP Morgan Chase & Co., Energy Finance, in Houston, Texas, from July 1999 to July 2000.

Mr. Long holds a Bachelor of Business Administration in Finance from the University of Texas at Austin.

Clark R. Moore, Executive Vice President, General Counsel and Secretary (since July 2012)

Mr. Moore has served as the Executive Vice President, General Counsel, and Secretary of Pacific Energy Development since its inception in February 2011, and has served as the Executive Vice President, General Counsel, and Secretary of the Company since its acquisition of Pacific Energy Development in July 2012. Mr. Moore began his career in 2000 as a corporate attorney at the law firm of Venture Law Group located in Menlo Park, California, which later merged into Heller Ehrman LLP in 2003. In 2004, Mr. Moore left Heller Ehrman LLP and launched a legal consulting practice focused on representation of private and public company clients in the energy and high-tech industries. In September 2006, Mr. Moore joined Erin Energy Corporation (OTCMKTS:ERN) (formerly CAMAC Energy, Inc.), an independent energy company headquartered in Houston, Texas, as its acting General Counsel and continued to serve in that role through February 2011, when he left to serve as a co-founder of Pacific Energy Development. In addition, since June 1, 2018, Mr. Moore has served as a partner at Foundation Law Group, LLP.

Mr. Moore received his J.D. with Distinction from Stanford Law School and his B.A. with Honors from the University of Washington.

Jody D. Crook, Chief Commercial Officer (since January 2025)

Mr. Crook has over twenty-six years of experience in the oil and gas industry. Prior to his appointment as Chief Commercial Officer of the Company effective January 1, 2025, Mr. Crook served as a Senior Advisor for Land and Business Development for the Company, both as an employee and as a consultant since April of 2020. Before his tenure at the Company, in 2015 Mr. Crook co-founded Tenet Advisory Group LLC, a Houston-based consulting firm that provided engineering, land, regulatory, and business development services to clients in the oil and gas sector. Additionally, from 2017 to 2018, Mr. Crook co-founded and served as principal of Bronze Four Resources, LLC, an Austin, Texas-based contract operating company focused on contract drilling, completion, and production operations in the Anadarko Basin. Prior to establishing Tenet Advisory Group and Bronze Four Resources, Mr. Crook held various leadership roles at Jones Energy, Ltd., a public oil and gas company in Austin, Texas, from June 2004 to December 2014. His positions included Land Manager, SVP-Land, SVP-Arkoma, and SVP - Acquisitions & Exploration. Prior to joining Jones Energy, Mr. Crook served as Senior Landman for Southwestern Energy from November  of 2001 to June of 2004.  Mr. Crook began his career in the Analyst and Associates Program at Enron Corp, where he completed rotations in Risk Management and Global LNG from January 2000 to November 2001.

Mr. Crook holds a BBA in Finance & PLM from the University of Oklahoma and an MBA from the University of Texas at Austin.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2025 and 2024. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2025 and 2024, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)**	Stock Awards ($)		All Other Compensation ($)		Total ($)
J. Douglas Schick	2025	350,000	130,000	1,518,800	(1)	18,800	(2)	2,017,600
President and Chief Executive Officer#	2024	303,297	120,000	350,438	(3)	13,979	(2)	788,714

Dr. Simon G. Kukes*	2024	-	-	367,125	(4)	-		367,125
Former Chief Executive Officer

Clark R. Moore	2025	294,000	120,000	598,900	(5)	7,935	(2)	1,020,835
Executive Vice President, General Counsel and Secretary	2024	292,833	110,000	300,375	(6)	18,307	(2)	721,515

Paul A. Pinkston	2025	168,000	50,000	161,500	(7)	13,080	(2)	392,580
Former Chief Accounting Officer	2024	167,333	35,000	166,875	(8)	12,140	(2)	381,348

Jody D. Crook	2025	280,000	100,000	430,840	(9)	20,750	(3)	831,590
Chief Commercial Officer

*Chief Executive Officer in 2023 and 2024; departed from Chief Executive Officer position and assumed the Chairman position effective January 1, 2025. Resigned from the Board of Directors effective October 31, 2025.

**Annual bonus awards are paid in January or February each year and are for performance bonuses accrued over the prior calendar year.

#President in 2024; appointed President and Chief Executive Officer effective January 1, 2025.

 Separated from the Company and stepped down as Chief Accounting Officer effective June 23, 2026.

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Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any option awards, non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Bonus payments to executive officers were awarded at the discretion of the Board of Directors based on an assessment of the Company’s and each individual executive officer’s performance without reference to any specific individual performance objectives.  Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Part II” - “Item 8. Financial Statements and Supplementary Data” - “Note 15 – Share-Based Compensation” of the 2025 annual report. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

(1)

Consists of the value of 25,000 shares of restricted common stock granted in January 2025 at $17.00 per share and 50,000 shares of restricted common stock granted in November 2025 at $12.06 per share, and consists of the value of 50,000 shares of restricted common stock granted in November 2025 at a value of $491,000 which is based on the performance of the Company’s stock price over a four-year vesting window.

(2)	Consists of Company matching contributions of up to 6% of the applicable officer's salary into the Company's sponsored 401(k) plan, subject to IRS and plan limits.
(3)	Consists of the value of 26,250 shares of restricted common stock granted in January 2024 at $13.35 per share.
(4)	Consists of the value of 27,500 shares of restricted common stock granted in January 2024 at $13.35 per share.
(5)	Consists of the value of 17,500 shares of restricted common stock granted in January 2025 at $17.00 per share and 25,000 shares of restricted common stock granted in November 2025 at $12.06 per share.
(6)	Consists of the value of 22,500 shares of restricted common stock granted in January 2024 at $13.35 per share.
(7)	Consists of the value of 9,500 shares of restricted common stock granted in January 2025 at $17.00 per share.
(8)	Consists of the value of 12,500 shares of restricted common stock granted in January 2024 at $13.35 per share.
(9)	Consists of the value of 14,705 shares of restricted common stock granted in January 2025 at $17.00 per share and 15,000 shares of restricted common stock granted in November 2025 at $12.06 per share.

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Outstanding Equity Awards at Year Ended December 31, 2025

The following table sets forth information as of December 31, 2025 concerning outstanding equity awards for the executive officers named in the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards(6)
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option Exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)(7)		Market value of shares or units of stock that have not vested ($)(8)
J. Douglas Schick	-	-	-	-	5,833	(1)	$65,334
	-	-	-	-	17,500	(2)	$196,000
	-	-	-	-	16,666	(3)	$186,667
	-	-	-	-	50,000	(4)	$560,000
	-	-	-	-	50,000	(5)	$560,000

Clark R. Moore	-	-	-	-	5,000	(1)	$56,000
	-	-	-	-	15,000	(2)	$168,000
	-	-	-	-	11,666	(3)	$130,667
	-	-	-	-	25,000	(4)	$280,000

Paul A. Pinkston	-	-	-	-	3,333	(1)	$37,334
	-	-	-	-	8,333	(2)	$93,334
	-	-	-	-	6,333	(3)	$70,934

Jody D. Crook	3,500	-	21.80	1/23/2028	2,333	(2)	$26,134
	-	-	-	-	9,803	(3)	$109,804
	-	-	-	-	15,000	(4)	$168,000

(1)	Stock award vested on January 23, 2026, and was subject to the holder remaining an employee of or consultant to the Company on such vesting dates.
(2)	Stock award vests 50% on January 26, 2026 (vested), and January 26, 2027, subject to the holder remaining an employee of or consultant to the Company on such vesting dates.
(3)	Stock award vests 50% on November 23, 2026, and November 23, 2027, subject to the holder remaining an employee of or consultant to the Company on such vesting dates.
(4)

Stock award vests 33.3% on October 31, 2026, 33.3% on October 31, 2027, and 33.4% on October 31, 2028, subject to the holder remaining an employee of or consultant to the Company on such vesting dates.

(5)

The 50,000 shares vest only if the Company’s 30-day average stock price reaches at least $18.00 within four years, with no vesting allowed before one year and 30 days after the price trigger. Depending on when the price target is met, between one-third and all shares vest immediately, and if the target is not achieved by year four, all shares are forfeited.

(6)	There were no unearned shares, units or other rights that have not vested as of December 31, 2025.
(7)	Share amounts have retroactively been adjusted to reflect the 1:20 reverse stock split effective on March 13, 2026.
(8)	Calculated by multiplying the closing market price of the Company’s common stock at the end of the last completed fiscal year (December 31, 2025 and $11.20 per share) by the number of shares of stock.
Separated from the Company and stepped down as Chief Accounting Officer effective June 23, 2026.

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Issuances of Equity Compensation to Executive Officers, Directors and Greater than 5% Stockholders

On January 26, 2024, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, and in connection with the Company’s 2023 year annual compensation review, shares of restricted Company common stock under the Company’s 2021 Equity Incentive Plan (the “2021 Plan”) were issued to certain officers in consideration for services rendered, and to be rendered, by various officers and employees of the Company.

Included as part of the issuances was the issuance of:

(A) 12,500 shares to Mr. Paul Pinkston, the Company’s then Chief Accounting Officer, which shares were to vest at the rate of (i) 1/3 of such shares on the one (1) year anniversary of the January 26, 2024 grant date (the “Grant Date”)(vested); (ii) 1/3 on the two (2) year anniversary of the Grant Date (vested); and (iii) 1/3 on the three (3) year anniversary of the Grant Date (collectively, the “Three Year Vesting Terms”), subject to Mr. Pinkston’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Pinkston;

(B) 27,500 shares to Dr. Simon G. Kukes, the then Chief Executive Officer of the Company, all of which are subject to the Three Year Vesting Terms, subject to Dr. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Dr. Kukes;

(C) 26,250 shares to Mr. J. Douglas Schick, the President of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Schick; and

(D) 22,500 shares to Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, all of which are subject to the Three Year Vesting Terms, subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Moore.

On August 29, 2024, the Company granted (i) 6,250 shares of restricted Company common stock under the Plan to Mr. John Scelfo, our then Chairman, which shares vested on July 12, 2025, and (ii) 4,250 shares of restricted Company common stock under the Plan to Mr. H. Douglas Evans, a member of the Board of Directors, which shares vested on September 27, 2025, which vesting was in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo and Evans serving as non-employee directors of the Company.

On January 23, 2025, the Company issued, after recommendation by the Compensation Committee of the Company’s Board of Directors and approval by the Board of Directors, and in connection with the Company’s 2024 year annual compensation review, shares of restricted Company common stock under the 2021 Plan, in consideration for services rendered, and to be rendered, by various officers and employees of the Company. The Plan has been registered on a Form S-8 Registration Statement previously filed by the Company.

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Included as part of the issuances was the issuance of:

(A)

9,500 shares to Mr. Paul Pinkston, the Company’s former Chief Accounting Officer, which shares vest at the rate of (i) 1/3 of such shares on the ten (10) month anniversary of the January 23, 2025 grant date (the “Grant Date”); (ii) 1/3 on the twenty-second (22nd) month anniversary of the Grant Date; and (iii) 1/3 on the thirty-fourth (34th) month anniversary of the Grant Date (collectively, the “Vesting Terms”), subject to Mr. Pinkston’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Pinkston;

(B)

17,500 shares to Dr. Simon G. Kukes, the then Chairman of the Company, all of which were originally subject to the Vesting Terms, subject to Dr. Kukes’ continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Dr. Kukes;

(C)

25,000 shares to Mr. J. Douglas Schick, the President and Chief Executive Officer of the Company, all of which are subject to the Vesting Terms, subject to Mr. Schick’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Schick;

(D)

17,500 shares to Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, all of which are subject to the Vesting Terms, subject to Mr. Moore’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Moore; and

(E)

14,705 shares to Mr. Jody Crook, the Chief Commercial Officer of the Company, all of which are subject to the Vesting Terms, subject to Mr. Crook’s continued service to the Company on such vesting dates, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into between the Company and Mr. Crook.

On July 7, 2025, the Company appointed John K. Howie to the Board of Directors and granted him 7,500 shares of restricted common stock under the 2021 Plan. These shares vest on July 7, 2026, contingent upon continued service.

On August 28, 2025, the Company granted (i) 10,000 shares of restricted Company common stock under the 2021 Plan to Mr. John Scelfo, a then member of the Board of Directors, which shares were to originally vest on July 12, 2026, (ii) 10,000 shares of restricted Company common stock under the 2021 Plan to Dr. Simon G. Kukes, our then Chairman, which shares were originally to vest on January 1, 2026, and (iii) 7,000 shares of restricted Company common stock under the 2021 Plan to Mr. H. Douglas Evans, a member of the Board of Directors, which shares vest on September 27, 2026, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, 100% vesting acceleration if the member is removed from the Board of Directors in connection with a Change of Control (as defined in the 2021 Plan), and further subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient. These restricted stock awards were issued and granted in consideration for Messrs. Scelfo and Evans and Dr. Kukes, serving as non-employee directors of the Company. The awards granted to Mr. Scelfo and Dr. Kukes vested automatically upon the closing of the Mergers.

Effective upon the closing of the merger on October 31, 2025, the Company granted an aggregate of 150,000 shares of restricted common stock to certain executive officers and employees. The grants consisted of: (i) 100,000 shares to J. Douglas Schick, President and Chief Executive Officer and a member of the Board of Directors; (ii) 25,000 shares to Clark R. Moore, Executive Vice President, General Counsel and Secretary; (iii) 15,000 shares to Jody Crook, Chief Commercial Officer; and (iv) an aggregate of 10,000 shares to two other employees. These shares have a total fair value of $1,276,000 based on the market price on the grant date.

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50,000 of the 100,000 shares granted to Mr. Schick, and all shares granted to Mr. Moore, Mr. Crook, and the two other employees, vest in three equal annual installments on the first, second, and third anniversaries of the grant date, subject to continued service with the Company on each applicable vesting date and the terms and conditions of the applicable restricted stock grant agreements. The additional 50,000 shares granted to Mr. Schick are performance-based and are described below.

On October 31, 2025, the Company appointed Josh Schmidt to the Board of Directors, and on November 13, 2025, the Board of Directors granted him 9,815 shares of restricted common stock under the Company’s 2021 Equity Incentive Plan, as amended. The grant vests in four quarterly installments at the end of each fiscal quarter. Mr. Schmidt disclaims any interest in the restricted stock awards, as pursuant to applicable policies of Juniper Capital Advisors, L.P. (“Juniper”), the shares subject to such awards are payable to Juniper following vesting.

Also on November 13, 2025, newly appointed members of the Board of Directors, Martyn Willsher and Kristel Franklin, were each issued 5,727 shares of restricted common stock in consideration for services rendered as members of the Board of Directors. The shares vest 25% on each of the three-, six-, nine-, and twelve-month anniversaries of October 31, 2025, subject to continued service and the terms of the applicable Restricted Shares Grant Agreements.

On February 5, 2026, director John K. Howie accepted 1,075 shares of common stock, in lieu of cash fees due in consideration for his services on the Board of Directors.

Performance-Based Restricted Stock Award

As noted above, the Company granted an additional 50,000 restricted shares of its common stock to Mr. Schick, which are subject to performance-based vesting conditions tied to the market price of the Company’s common stock. The 50,000 restricted shares vest upon achievement of a market condition whereby the 30-day average closing price of the Company’s common stock equals or exceeds $18.00 per share within four years following the closing of the Mergers (the “Price Trigger”). The earliest possible vesting date is 30 days following the first anniversary of the closing of the Mergers, provided the Price Trigger has been satisfied.

Vesting upon achievement of the Price Trigger is subject to the following schedule:

(a)

If the Price Trigger is achieved between one year and 30 days and the second anniversary of the closing, one-third of the shares shall vest immediately upon satisfaction of the Price Trigger, with the remaining two-thirds vesting in equal installments on the second and third anniversaries of the grant date.

(b)

If the Price Trigger is achieved between the second and third anniversaries of the closing, two-thirds of the shares shall vest immediately upon satisfaction of the Price Trigger, and the remaining one-third shall vest on the third anniversary of the closing.

(c)

If the Price Trigger is achieved after the third anniversary of the closing and prior to the fourth anniversary of the closing, all shares subject to the Price Trigger shall vest immediately upon achievement.

If the Price Trigger is not achieved on or before the fourth anniversary of the closing (October 31, 2029), all 50,000 restricted shares subject to the Price Trigger shall be forfeited.

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Compensation of Directors

We compensate the members of our Board of Directors with stock-based compensation from time to time, as consideration for their services to the Board of Directors. Our executive officers are not paid any consideration for their service to the Board of Directors separate from the consideration they are paid as executive officers of the Company, as shown above.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($) (1) (2)	All Other Compensation ($)	Total ($)
Dr. Simon G. Kukes (3)	$-	$116,000	$-	$109,500
John J. Scelfo (3)	$-	$116,000	$-	$109,500
H. Douglas Evans (3)	$-	$81,200	$-	$81,200
John K. Howie (4)	$-	$92,475	$-	$92,475
Kristel Franklin (4)	$-	$70,000	$-	$70,000
Martyn Willsher (4)	$-	$70,000	$-	$70,000
Josh Schmidt (4)	$-	$120,000	$-	$120,000

* The table above does not include the amount of any expense reimbursements paid to the above directors.

No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation.  Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)

Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Part II” - “Item 8. Financial Statements and Supplementary Data” - “Note 15 – Share-Based Compensation” of the 2025 annual report. These amounts do not correspond to the actual value that will be recognized by the named individuals from these awards. As of December 31, 2025, the following outstanding and unvested shares of restricted stock were held by each of the above non-executive directors:   John K. Howie – 7,500 shares; Kristel Franklin – 5,727 shares; and Martyn Willsher – 5,727 shares.

(2)

Dr. Kukes, our former CEO and Chairman of the Company's Board of Directors, received grants of 17,500 and 10,000 shares of restricted stock on January 23, 2025 and August 28, 2025, with an aggregate grant date fair value of $297,500 and $116,000, respectively, which vested in full on October 31, 2025 upon his resignation from the Board of Directors.  There were an additional 25,000 previously unvested shares that vested in full upon Dr. Kukes’ resignation.  Mr. Scelfo and Mr. Evans received grants of 10,000 and 7,000 shares of restricted stock, respectively, on August 28, 2025, with an aggregate grant date fair value of $116,000 and $81,200, respectively, which fully vested on October 31, 2025 upon their resignation from the Board of Directors.  Mr. Howie received a grant of 7,500 shares of restricted stock on July 7, 2025 with an aggregate grant date fair value of $92,475, which will vest in full on July 7, 2026, subject to Mr. Howie’s continued service on the Board of Directors.  Ms. Franklin and Mr. Willsher each received grants of 5,727 shares of restricted stock, respectively, with an aggregate grant date fair value of $70,000 each, and Mr. Schmidt received grants of 9,815 shares of restricted stock on November 13, 2025, with an aggregate grant date fair value of $120,000, all of which will vest at 25% over a four-year period on each anniversary date of the vesting commencement date, subject to such person’s continued service on the Board of Directors.  For the year ending December 31, 2025, there was a compensation expense of $594,000 recognized by the Company related to these grants and accelerated vesting.

(3)	Resigned from the Board of Directors, effective October 31, 2025.

(4)	Appointed to the Board of Directors, effective October 31, 2025.

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From September 27, 2018 to November 13, 2025, the Board of Directors did not have a formal compensation program; provided that the Board of Directors and/or the Compensation Committee could authorize compensation (including, but not limited to cash, options and restricted stock) to the members of the Board of Directors from time to time in their discretion, with the Board of Directors generally granting yearly equity awards in August of each year to the non-executive directors.

Effective November 13, 2025, the Board of Directors adopted a new Board Compensation Program, pursuant to which each non-employee director receives annual compensation equal to $120,000, payable (i) $50,000 in cash, paid quarterly, or issued as restricted common stock if approved by the Board of Directors, and (ii) $70,000 in restricted common stock, vesting 25% quarterly from the director’s appointment date.  In addition, the Board Chairman and the Chairman of the Audit Committee each receive $10,000 in additional annual cash compensation (paid quarterly), and the Chairman of each of the Compensation Committee and the Governance Committee each receive $5,000 in additional annual cash compensation (paid quarterly)(which may be issued as restricted common stock, subject to Board of Directors approval).  Further, any Board of Directors appointees of Juniper shall receive restricted common stock in lieu of cash, which stock shall be assigned to Juniper (or its designees), provided that compensation to Juniper appointees for service as Chairman of the Board of Directors and/or any Committees thereof shall be paid in cash (paid quarterly), not restricted common stock.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information, as of December 31, 2025, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted-average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders (1)	104,200	$20.09	256,071	(2)
Equity compensation plans not approved by stockholders	-		-
Total	104,200	$20.09	256,071

(1)	Consists of options to purchase 104,200 shares of common stock issued and outstanding under the PEDEVCO 2021 Equity Incentive Plan.

(2)	Consists of 256,071 shares of common stock reserved and available for issuance under the PEDEVCO 2021 Equity Incentive Plan.

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The Company’s equity compensation plans are discussed in greater detail below under “Equity Compensation Plan Information”.

Pay Versus Performance

This section provides disclosure about the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act (the “Pay Versus Performance Rules”) and does not necessarily reflect how the Compensation Committee evaluates compensation decisions.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(5)	Net income (in thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$2,017,600	$1,021,992	$748,335	$676,617	$50.90	$(10,362)
2024	$367,125	$383,733	$630,526	$645,353	$70.73	$12,293
2023	$436,000	$181,000	$646,236	$468,069	$70.01	$1,699

(1)

The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. J. Douglas Schick (our PEO during 2025) and for Dr. Simon Kukes (our PEO during 2024 and 2023) for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to “Executive Compensation—Summary Compensation Table”.

(2)

The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Schick and Dr. Kukes, as computed in accordance with the Pay Versus Performance Rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Schick and Dr. Kukes during the applicable year. In accordance with the requirements of the Pay Versus Performance Rules, the following adjustments were made to Mr. Schick’s and Dr. Kukes’ total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2025	$2,017,600	$(1,518,000)	$522,392	$1,021,992
2024	$367,125	$(367,125)	$383,733	$383,733
2023	$436,000	$(436,000)	$181,000	$181,000

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(A)

The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” (if any) columns in the Summary Executive Compensation Table for the applicable year.

(B)

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$746,667	$(174,900)	$—	$(49,375)	$—	$—	$522,392
2024	$427,900	$3,200	$—	$(47,367)	$—	$—	$383,733
2023	$308,000	$(121,000)	$—	$(6,000)	$—	$—	$181,000

(3)

The dollar amounts reported in column (d) represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Executive Compensation Table in each applicable year. During 2025, our non-PEO NEOs consisted of Clark R. Moore, Executive Vice President, General Counsel and Secretary, Paul A. Pinkston, former Chief Accounting Officer and Jody D. Crook, Chief Commercial Officer and during 2024 and 2023, our non-PEO NEOs consisted of J. Douglas Schick, President, Clark R. Moore, Executive Vice President, General Counsel and Secretary, and Paul A. Pinkston, former Chief Accounting Officer.

(4)

The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with the Pay Versus Performance Rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. In accordance with the requirements of the Pay Versus Performance Rules, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

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Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$748,335	$(397,080)	$325,362	$676,617
2024	$630,526	$(272,563)	$287,390	$645,353
2023	$646,236	$(308,833)	$130,666	$468,069

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$439,801	$(86,431)	$—	$(28,008)	$—	$—	$325,362
2024	$317,683	$2,222	$—	$(32,515)	$—	$—	$287,390
2023	$218,167	$(82,133)	$—	$(5,368)	$—	$—	$130,666

(5)

Assumes $100 invested in our common shares on December 31, 2022, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2025, 2024 or 2023.

(6)	The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with the Pay Versus Performance Rules) for a particular year. In accordance with the Pay Versus Performance Rules, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

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Compensation Actually Paid and Net Income (Loss)

Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net income (loss) was ($10,362) thousand, $12,293 thousand and $1,699 thousand, in 2025, 2024 and 2023, respectively. The table below also does not show any correlation between compensation actually paid and net income (loss).

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Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding our PEOs) during the periods presented do not have any correlation. While equity awards values can be impacted by changes in our stock price each period, over the three years set forth below, our stock price did not materially impact PEO and non-PEO NEO compensation. In general we believe that equity awards align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Compensation Plan Information

2021 Equity Incentive Plan

                General. On July 10, 2021, our Board of Directors adopted the PEDEVCO Corp. 2021 Equity Incentive Plan, which was approved by our stockholders on September 1, 2021. The 2021 Equity Incentive Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. The 2021 Incentive Plan was amended on August 29, 2024 to increase the number of shares reserved for issuance under the 2021 Incentive Plan by 250,000 to 650,000 shares of common stock. Additionally, on October 29, 2025, the Board of Directors adopted, subject to stockholder approval, and on October 31, 2025, pursuant to a written consent to action without a meeting, the Company’s majority stockholders approved, an amendment to the 2021 Plan to increase by 250,000 shares, from 650,000 shares to 900,000 shares, the number of shares available under the 2021 Plan, which amendment became effective on February 27, 2026.

We refer to the 2021 Equity Incentive Plan as the 2021 Plan.

Purpose. Our Board of Directors adopted the 2021 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses.

Administration. Unless it delegates administration to a committee as described below, our Board of Directors will administer the 2021 Plan. Subject to the provisions of the 2021 Plan, our Board of Directors has the power to construe and interpret the 2021 Plan, and to determine: (i) the fair value of common stock subject to awards issued under the 2021 Plan; (ii) the persons to whom and the dates on which awards will be granted; (iii) what types or combinations of types of awards will be granted; (iv) the number of shares of common stock to be subject to each award; (v) the time or times during the term of each award within which all or a portion of such award may be exercised; (vi) the exercise price or purchase price of each award; and (vii) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

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Our Board of Directors has the power to delegate administration of the 2021 Plan to a committee composed of one or more directors. In the discretion of our Board of Directors, a committee may consist solely of two or more “independent directors” or two or more “non-employee directors” (as such terms are defined in the 2021 Plan).

Eligibility. Incentive stock options may be granted under the 2021 Plan only to employees of us and our affiliates. Employees, directors and consultants of us and our affiliates are eligible to receive all other types of awards under the 2021 Plan.

Terms of Options and SARs. The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options also may not be less than the fair market value of the common stock on the date of grant.

Options granted under the 2021 Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board of Directors. Our Board of Directors has the power to accelerate the time as of which an option may vest or be exercised. The maximum term of options, SARs and performance shares and units under the 2021 Plan is ten years, except that in certain cases, the maximum term is five years. Options, SARs and performance shares and units awarded under the 2021 Plan generally will terminate three months after termination of the participant’s service, subject to certain exceptions.

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option, SAR or performance share or unit. Our Board of Directors may grant non-statutory stock options, SARs and performance shares and units that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards. Restricted stock awards may be granted under the 2021 Plan pursuant to restricted stock purchase or grant agreements. No awards of restricted stock may be granted under the 2021 Plan after ten (10) years from our Board of Directors’ adoption of the 2021 Plan (July 2031).

Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board of Directors. In the event a recipient’s employment or service with us terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to us in accordance with such restricted stock agreement.

Rights to acquire shares of common stock under the restricted stock purchase or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our Board of Directors shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement remain subject to the terms of such agreement.

Adjustment Provisions. If any change is made to our outstanding shares of common stock without our receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in our capital structure), appropriate adjustments may be made in the class and maximum number of shares of common stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the 2021 Plan, and outstanding awards may be adjusted in the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events. In the event of (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly-owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2021 Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

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Duration, Amendment and Termination. Our Board of Directors may suspend or terminate the 2021 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2021 Plan will terminate ten years from the date of its adoption by our Board of Directors, i.e., in July 2031.

Our Board of Directors may also amend the 2021 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the 2021 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

As of the date of this proxy statement (July 15, 2026), options to purchase 88,200 shares of common stock, 542,263 shares of restricted stock, 92,960 restricted stock units, and 38,910 performance-based restricted stock units, have been issued and are outstanding under the 2021 Plan, with 762,333 shares of common stock reserved for future issuance (including options, restricted stock awards, restricted stock units, and performance-based restricted stock units) and 137,667 remaining unreserved shares available for issuance under the 2021 Plan. The options have a weighted average exercise price of $18.75 per share and have expiration dates ranging from 2027 to 2030.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. At the annual meeting the Company’s stockholders will have the right to vote on both executive compensation and the frequency of future votes on executive compensation, as described herein. We currently expect that the next vote on the frequency of future votes on executive compensation will be held at our 2032 annual meeting.

Executive Employment Agreements and Offer Letters

Prior Employment Agreements and Offer Letters

Agreements which were superseded by the Employment Agreements discussed below under New Employment Agreements:

J. Douglas Schick. On August 1, 2018, in connection with his appointment as President of the Company, we entered into an offer letter with J. Douglas Schick, which offer letter was amended effective January 1, 2025 to promote Mr. Schick to the office of President and Chief Executive Officer of the Company (as amended, the “Offer Letter”). Pursuant to the Offer Letter, Mr. Schick agreed to serve as an executive officer of the Company on an at-will basis; the Company agreed to pay Mr. Schick $20,833 per month, which was increased, effective February 1, 2024, to $25,375 per month, and again to $29,167 per month effective January 1, 2025; and Mr. Schick was eligible for an annual bonus in the discretion of the Company totaling up to 40% of his then current salary and may also receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time. Additionally, the Board of Directors has historically issued Mr. Schick restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2025 and 2024 are described in the table above.

Mr. Schick’s employment could be terminated by him or the Company with 30 days’ prior written notice, and in the event of such termination, Mr. Schick was in certain circumstances due severance pay.

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The Offer Letter contained standard confidentiality provisions; a standard non-compete restriction prohibiting Mr. Schick from competing against the Company during the term of his employment and for one year thereafter in connection with any directly competitive enterprise, commercial venture, or project involving petroleum exploration, development, or production activities in the same geographic areas as the Company’s activities or doing business with the Company during the six-month period before the termination of his employment, with certain exceptions; and a non-solicitation provision prohibiting him from inducing or attempting to induce any employee of the company from leaving their employment with the Company and/or attempting to induce any consultant, service provider, customer or business relation of the Company from terminating their relationship with the Company during the term of his employment and for one year thereafter.

The Offer Letter was superseded by Mr. Schick’s Employment Agreement entered into with the Company on October 31, 2025, as discussed below.

Clark R. Moore. Pacific Energy Development, our wholly-owned subsidiary, has entered into an employment agreement, dated June 10, 2011, as amended January 11, 2013 and January 25, 2022, with Clark Moore, its Executive Vice President, Secretary and General Counsel (the “Moore Employment Agreement”), pursuant to which, effective June 1, 2011, Mr. Moore has been employed by Pacific Energy Development, with a current base salary of $24,500 per month, and a target annual cash bonus of between 20% and 40% of his base salary, awardable by the Board of Directors in its discretion, provided that Mr. Moore may also receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time. Additionally, the Board of Directors has historically issued Mr. Moore restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2025 and 2024 are described in the table above. In addition, Mr. Moore’s employment agreement included, among other things, certain severance payment provisions. The employment agreement also prohibited Mr. Moore from engaging in competitive activities during and following termination of his employment that would result in disclosure of our confidential information but does not contain a general restriction on engaging in competitive activities.

The Moore Employment Agreement was superseded by Mr. Moore’s Employment Agreement entered into with the Company on October 31, 2025, as discussed below.

Jody D. Crook. On December 7, 2024, the Company appointed Jody Crook to the office of Chief Commercial Officer of the Company, effective January 1, 2025. The Company and Mr. Crook entered into an Offer Letter, dated December 8, 2024 (the “Crook Offer Letter”), which provided for the appointment of Mr. Crook to the office of Chief Commercial Officer, effective January 1, 2025, at an annual salary of $280,000, with a discretionary annual cash bonus of up to 40% of his then-current salary, a guaranteed cash bonus of $100,000 payable in January 2025, and, subject to Board of Directors approval and the Company’s 2021 Plan, the grant of a number of shares of restricted Company Common Stock equal to (x) $250,000 divided by (y) the then-current fair market value of the Company Common Stock as determined under the 2021 Plan, vesting 1/3 per year over three years following the date of grant, subject to Mr. Crook’s continued employment with the Company. Mr. Crook is also eligible to receive additional bonuses from time to time, in cash or equity, in the discretion of the Board of Directors. The Crook Offer Letter includes customary confidentiality requirements and conflict of interest provisions. The agreement could be terminated at any time, for any reason, by either party, with thirty days prior written notice.

The Crook Offer Letter was superseded by Mr. Crook’s Employment Agreement entered into with the Company on October 31, 2025, as discussed below.

Offer Letter With Mr. Paul A. Pinkston (Terminated)

On December 1, 2018, the Company appointed Mr. Pinkston as the Chief Accounting Officer of the Company and Mr. Pinkston commenced employment with the Company pursuant to the terms of an Offer Letter, dated October 16, 2018, and effective December 1, 2018, entered into by and between the Company and Mr. Pinkston (the “Pinkston Offer Letter”). Also effective on December 1, 2018, Mr. Pinkston commenced serving as the Company’s Principal Financial and Accounting Officer.

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Pursuant to the Pinkston Offer Letter, Mr. Pinkston agreed to serve as Chief Accounting Officer of the Company on an at-will basis, the Company agreed to pay Mr. Pinkston $11,666.67 per month (which has been increased, effective February 1, 2024, to $14,000 per month), Mr. Pinkston is eligible for an annual bonus in the discretion of the Board of Directors of the Company totaling up to 30% of his then current salary, provided that Mr. Pinkston may also receive bonuses (in any amount) consisting of cash, grants of restricted stock and/or options granted in the Board of Directors’ and/or the Compensation Committee’s sole discretion, from time to time. Additionally, the Board of Directors has historically issued Mr. Pinkston restricted stock consideration on a yearly basis in consideration for services rendered to the Company, which issuances for 2025 and 2024 are described in the table above. Mr. Pinkston’s employment may be terminated by him or the Company with 30 days prior written notice.

The Pinkston Offer Letter contains standard confidentiality provisions and a standard non-solicitation provision prohibiting him from inducing or attempting to induce any employee of the Company from leaving their employment with the Company and/or attempting to induce any consultant, service provider, customer or business relation of the Company from terminating their relationship with the Company during the term of his employment and for one year thereafter. Mr. Pinkston’s salary may be increased from time to time in the discretion of the Board of Directors or Compensation Committee, without amending the Offer Letter.

On June 23, 2026, Mr. Pinkston stepped down as Chief Accounting Officer, and the Pinkston Offer Letter was terminated.

New Employment Agreements

Messrs. Schick, Moore, and Crook

On October 31, 2025, the Company entered into Employment Agreements (the “Employment Agreements”), with each of (a) J. Douglas Schick, its President and Chief Executive Officer; (b) Clark R. Moore, its Executive Vice President, General Counsel and Secretary; and (c) Jody D. Crook, its Chief Commercial Officer (the “Executives”). All of the agreements were substantially identical, other than as to: Salary: Mr. Schick ($425,000 per year); Mr. Moore ($294,000 per year); and Mr. Crook ($280,000 per year); Targeted Bonus: Mr. Schick (60% of his salary per year); Mr. Moore (50% of his salary per year); and Mr. Crook (50% of his salary per year); Paid time off: Mr. Schick (five weeks); Mr. Moore (five weeks); and Mr. Crook (four weeks); Severance: Mr. Schick (2.5 times his annual base salary and targeted annual bonus); Mr. Moore (2 times his annual base salary and targeted annual bonus); and Mr. Crook (1 times his annual base salary and targeted annual bonus); and Section 280G gross-up (as discussed below): Mr. Schick ($1,500,000); Mr. Moore ($600,000); and Mr. Crook (none).

Pursuant to the Employment Agreements, which replaced and superseded all prior employment agreements and offer letters between the Company and the Executives, Mr. Schick will continue to serve as President and Chief Executive Officer of the Company; Mr. Moore will continue to serve as Executive Vice President, General Counsel and Secretary; and Mr. Crook will continue to serve as Chief Commercial Officer of the Company. Additionally, for so long as Mr. Schick serves as Chief Executive Officer of the Company, he is required to be nominated for re-election to the Board of Directors.

Pursuant to the Employment Agreements, each Executive’s salary is payable in accordance with the Company’s normal payroll practices, and is subject to annual review, with no reduction in salary permitted. The Executives are each also eligible to receive an annual bonus with a targeted percentage of base salary as described above, payable based on achievement of performance objectives and provided that each Executive remains employed through the end of the applicable fiscal year to which the annual bonus relates. Separately, each Executive is eligible for grants of equity awards, including options, restricted stock, restricted stock units, or similar awards, pursuant to terms to be agreed in writing.

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Potential Payments Upon Termination of Employment or Change of Control

The agreements provide for certain payments and benefits upon the termination of employment of each Executive. If the Executive’s employment is terminated by the Company without cause, due to a Disability, by the Executive for Good Reason, or due to death, the Executive is entitled to receive a lump sum cash payment equal to the amount of base salary and target annual bonus as discussed above under “severance”, acceleration of all unvested equity awards (with performance-based awards vesting at the greater of target or actual achievement through the termination date), and any stock options remaining exercisable for 12 months following such termination, and, if elected, reimbursement of COBRA premiums for up to (30 months - Mr. Schick; 24 months - Mr. Moore; and 12 months - Mr. Crook), subject to certain conditions.

Severance payments are conditioned on the applicable Executive signing a standard separation agreement, which includes customary releases and covenants, and any cash severance will be paid on the second regular payroll date following the release becoming effective. Equity acceleration will occur within fourteen days of the release, subject to applicable tax and plan timing rules. Each Employment Agreement also contains provisions intended to minimize excise taxes under Section 4999 of the Internal Revenue Code (the “Code”), including a gross-up payment subject to a cap through December 31, 2026 (discussed above, except for Mr. Crook, whose agreement does not include a gross-up right) and a “best results” alternative if applicable.

New Offer Letters

Messrs. Dukes and Long

In connection with the closing of the Mergers, the Company entered into offer letters with each of (a) Reagan Tuck (R.T.) Dukes; and (b) Robert “Bobby” J. Long, which replaced and superseded all prior employment agreements between such persons and the Acquired Companies (the “Offer Letters”). Pursuant to the Offer Letters, Mr. Dukes agreed to serve as Chief Operating Officer of the Company and Mr. Long agreed to serve as Chief Financial Officer of the Company, and to report to the Company’s President and Chief Executive Officer. Each executive’s employment is at- will and may be terminated by either the executive or the Company at any time, with or without cause.

The officers will receive a base salary of (a) $300,000 per year (Mr. Dukes); and (b) $280,000 per year (Mr. Long), payable in accordance with the Company’s normal payroll practices, subject to annual review. Each officer is eligible for a discretionary annual cash performance bonus of up to 50% of his base salary, pro-rated for partial years, in the sole discretion of the Company. The executives may also be considered for equity awards, including restricted stock or options, at the discretion of the Board of Directors. Each officer also received a one-time bonus of $1,750, payable within thirty days of their employment start date, subject to continued employment with the Company on such payment date.

Each officer is required to maintain the confidentiality of the Company’s proprietary information and to perform the duties of their position, as assigned, to the satisfaction of the President and Chief Executive Officer.

The offer letters provide for certain severance benefits if the Company terminates an officer without cause including (a) six months of base salary and 100% of the executive’s 2025 annual bonus, if terminated prior to December 31, 2025, and (b) 100% of the 2025 bonus (if terminated after December 31, 2025, and prior to the payment of such 2025 bonus), plus the targeted annual bonus for any subsequent year of termination, and, if elected by the executive, continuation of health coverage under COBRA for six months, subject to the officer’s execution of a customary release of claims.

2025 Bonuses

On January 27, 2026, after recommendation by the Compensation Committee of the Company’s Board of Directors, the Board of Directors of the Company, in connection with the Company’s annual compensation review, approved calendar year 2025 cash bonuses (paid in February 2026) for (i) Mr. Paul Pinkston, the Company’s then Chief Accounting Officer, in the amount of $43,000, (ii) Mr. J. Douglas Schick, the President, CEO and Director of the Company, in the amount of $170,000, (iii) Mr. Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company, in the amount of $131,000, and (iv) Mr. Jody Crook, the Chief Commercial Officer of the Company, in the amount of $125,000.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as referenced below or otherwise disclosed above under “Executive Compensation—Issuances of Equity Compensation to Executive Officers, Directors and Greater than 5% Stockholders”, “Voting Rights and Principal Stockholders—Shareholder Agreement”, “Executive Employment Agreements and Offer Letters”, or “2025 Bonuses”, above, all of which disclosures are incorporated by reference into this “Certain Relationships and Related Party Transactions”, there have been no transactions since January 1, 2024, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Related Party Transactions and Agreements

Concurrently with the Mergers, certain investors entered into subscription agreements (the “Subscription Agreements”) with the Company and purchased 6,363,637 shares of the same Series A Convertible Preferred Stock issued in connection with the Mergers, at $5.50 per share ($11.00 per share on a post-Reverse Stock Split basis)  (“PIPE Preferred Shares” and the “PIPE Financing”). The Subscription Agreements also provide that the PIPE Financing investors who are not parties to the Shareholder Agreement (discussed below) have the same registration rights as the shareholders party to the Shareholder Agreement with respect to their shares of common stock issuable upon conversion of the PIPE Preferred Shares, as discussed below.

Like the Series A Convertible Preferred Stock shares issued in connection with the Mergers, these PIPE Preferred Shares were convertible into common stock at a 0.5-to-1 ratio, yielding 3,181,818 shares upon full conversion. The PIPE Investors included (a) The SGK 2018 Revocable Trust, a family trust of which Dr. Simon Kukes, the then Chairman of PEDEVCO is trustee and beneficiary ($15,409,977); (b) American Resources, Inc., an entity owned and controlled by J. Douglas Schick, the Chief Executive Officer, President and member of the Board of Directors ($250,003); (c) Clark R. Moore, the Executive Vice President, General Counsel and Secretary of the Company ($25,003); (d) John J. Scelfo Revocable Trust Dated October 8, 2003, a trust of which John J. Scelfo, a member of the Board of Directors, is trustee and beneficiary ($550,000); (e) Jody D. Crook, the Chief Commercial Officer of the Company ($25,003); (f) J PED, LLC, an entity affiliated with Juniper Capital Advisors, L.P. ($18,550,004); (g) Reagan T. Dukes, the then Chief Executive Officer of the Acquired Companies, who was appointed Chief Operating Officer of PEDEVCO at the closing of the Mergers ($52,503) and (h) Robert J. Long, the then Chief Financial Officer of the Acquired Companies, who was appointed Chief Financial Officer, Treasurer and Principal Accounting/Financial Officer of the Company at the closing of the Mergers ($52,503). The PIPE Preferred Shares investment closed concurrently with the Mergers and the $35,000,004 of net proceeds raised by the Company pursuant to the PIPE Financing was used to pay off certain liabilities of the Acquired Companies in connection with the Mergers and certain expenses of the PIPE Financing and Mergers.

On February 27, 2026, a total of 5,325,000 shares of PEDEVCO common stock (the Merger Conversion Shares) were issued to affiliates of Century and North Peak upon the conversion of the Merger Preferred Shares and a total of 3,181,818 shares of Company common stock (the “PIPE Conversion Shares”) were issued to the PIPE Investors (the “Automatic Conversion Date Issuances”), including: (a) 1,400,907 shares of Company common stock issued to the SGK Trust; (b) 22,727 shares of Company common stock issued to American Resources; (c) 2,273 shares of Company common stock issued to Clark R. Moore; (d) 50,000 shares of Company common stock issued to the Scelfo Trust; (e) 2,273 shares of Company common stock issued to Jody D. Crook; (f) 1,686,364 shares of Company common stock issued to J PED, LLC, an entity affiliated with Juniper; (g) 4,773 shares of Company common stock issued to Reagan T. Dukes; and (h) 4,773 shares of Company common stock issued to Robert J. Long.

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Also on the Automatic Conversion Date, 169,485 shares of common stock were issued directly to certain third parties pursuant to a pre-existing agreement with Juniper, including (a) 51,922 shares of Company common stock issued to Reagan T. Dukes and (b) 42,136 shares of Company common stock issued to Robert J. Long.

The Series A Preferred Stock did not generally carry ordinary voting rights; however, it provided its holders with extensive protective consent rights over significant corporate actions. So long as any shares remained outstanding, the Company could not take a wide range of actions (including amending its governing documents, issuing equity or significant debt, changing the board or executive management, entering into mergers, acquisitions, asset sales, joint ventures, related-party transactions, adopting or amending equity compensation plans, paying dividends, liquidating, or undertaking other material corporate actions) without the approval of holders of a majority of the outstanding Series A Preferred Stock. In addition, until the shares automatically converted into common stock (which as discussed above, occurred on the Automatic Conversion Date), the holders, voting as a separate class, had the right to elect one director to the Company’s Board of Directors, who could only be removed or replaced by the holders of a majority of the Series A Preferred Stock.

The Series A Preferred Stock did not pay dividends and had no redemption rights. Upon liquidation, holders were entitled to receive the same consideration they would have received had their shares been converted into common stock immediately prior to the liquidation, ranking pari passu with the common stock.

As discussed above, all outstanding Series A Preferred Stock shares converted into common stock on the Automatic Conversion Date. Additionally, on February 27, 2026, the Company filed a Second Amended and Restated Certificate of Formation with the Secretary of State of Texas, which among other things, removed the designation of Series A Preferred Stock from the Company’s Certificate of Formation. As such, as of the date of this proxy statement, no shares of Series A Preferred Stock are issued or authorized.

As discussed in greater detail above under “Voting Rights and Principal Stockholders—Shareholder Agreement”, which information and disclosures are incorporated by reference herein, on October 31, 2025, at the closing of the Mergers, the Company entered into a Shareholder Agreement with Century and North Peak, and, for certain limited provisions, Dr. Simon G. Kukes, the then Chairman of the Company and The SGK 2018 Revocable Trust (a trust which Dr. Kukes serves as trustee and beneficiary of).  The Shareholder Agreement provided the Juniper Shareholder the right to nominate certain directors to the Board of Directors of the Company, as discussed in greater detail above under “Voting Rights and Principal Stockholders—Shareholder Agreement”.

Pursuant to the Shareholder Agreement, the Company agreed to use its commercially reasonable efforts to file a registration statement with the SEC within 45 days after the Automatic Conversion Date to cover the resale of all shares of common stock issuable upon conversion of the Series A Preferred Shares and certain other shares of PEDEVCO common stock beneficially owned by the shareholders party thereto and their affiliates, and to keep such registration continuously effective, including renewals and amendments, until the securities are no longer registrable. The registration statement will be filed on Form S-3, or if not available, Form S-1 (to be converted to Form S-3 once eligible), and will permit resale pursuant to Rule 415 of the Securities Act. The Company plans to file the registration statement during the quarter ending September 30, 2026.  Additionally, each shareholder party thereto, its affiliates, and certain other related persons, may also request underwritten offerings of at least $10 million of registrable securities, with underwriters selected by the Company subject to majority holder consent of the holders of the registrable securities to be included in such registration statement. Holders participating in an underwritten offering must enter into customary agreements but are not required to make extensive representations beyond ownership, authority, and compliance with securities laws. The Company is not required to conduct more than three underwritten offerings in a 12-month period or within 180 days of a prior offering. The Company may also delay or suspend the filing, effectiveness, or use of a registration statement during limited “grace periods” if necessary, due to pending financings, transactions, possession of material non-public information, or compliance concerns, provided that such periods do not exceed 45 days individually, 60 days in total during any 12-month period and that there are not more than two grace periods every 12 months. The Shareholder Agreement also provided each shareholder party thereto, piggyback registration rights, allowing them to participate in underwritten offerings of PEDEVCO common stock conducted by the Company or other holders. Inclusion is subject to underwriter approval, and if the underwriter advises the Company that the total amount of securities would adversely affect the success of the offering, priority will be given first to the Company’s securities in a primary offering, or to the holders’ securities in a secondary offering, with any remaining capacity allocated on a pro rata basis.

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The Shareholder Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the registration rights holders against certain liabilities which may arise under the Securities Act, together with the rules and regulations promulgated thereunder.

The Shareholder Agreement became effective at the Closing and will terminate in accordance with its terms.

In accordance with the terms of the Merger Agreement, at the Closing, PEDEVCO entered into a Support Agreement with North Peak and each of Dr. Kukes, the then Chairman of the Board of Directors; the SGK 2018 Revocable Trust; Mr. Schick, the President and Chief Executive Officer of the Company; Mr. Moore, the Executive Vice President, General Counsel and Secretary of the Company; Mr. Paul Pinkston, the then Chief Accounting Officer of the Company; Mr. Crook, the Chief Commercial Officer of the Company; and each of the Company’s then directors, Mr. John K. Howie, Mr. John J. Scelfo and Mr. H. Douglas Evans, and Company employees Arvind Krishna and Charles Hinojosa (collectively, the “Supporting Persons”).

Under these agreements, as a material inducement to PEDEVCO and North Peak entering into the Merger Agreement and to complete the Mergers, the Supporting Persons irrevocably agreed that they delivered a written consent to action without meeting of the Company shareholders and would not withdraw or rescind the written consent. The Supporting Persons further agreed not to object to or take any action that could hinder, delay, or materially affect the transactions contemplated by the Merger Agreement, and to take all reasonable actions necessary to ensure their completion, including the automatic conversion of the Series A Preferred Stock and the agreements related to the Merger Agreement. Additionally, until the Automatic Conversion occurred, the Supporting Persons agreed to not transfer, pledge, or encumber their PEDEVCO equity, grant any proxy or authorization inconsistent with these obligations, or otherwise act contrary to the Support Agreement, except for transfers to controlled affiliates, estate planning vehicles, or bona fide gifts provided that the transferee joins the agreement in a form acceptable to PEDEVCO. Support Agreements with Dr. Kukes and the SGK 2018 Revocable Trust additionally provide, among other things, that such Supporting Persons may sell or otherwise transfer up to three million shares of Company common stock or other equity interests in the Company without restriction.

Related Party Provisions of Governing Documents

The Company’s Amended and Restated Bylaws (the “A&R Bylaws”), adopted on October 29, 2025, the closing date of the Mergers, made certain changes to the prior bylaws, including to (i) fix the number of directors at five (5), subject to changes in such number that the majority of the Board of Directors may approve from time to time, and to provide that any change to the size of the Board of Directors must comply with the Shareholder Agreement; (ii) add provisions requiring that actions relating to director removal, vacancies, and the election of the Chairman of the Board of Directors be consistent with the Shareholder Agreement and, as applicable, the designation of the Series A Preferred Stock; (iii) modify the definition of a quorum to require that, so long as a Juniper Director who is not an independent director serves on the Board of Directors, at least one such director must be present for a quorum of the Board of Directors to exist; (iv) revise the rules governing committee composition to require compliance with the Shareholder Agreement and applicable law and stock exchange requirements; (v) permit the use of electronic signatures on stock certificates; and (vi) add a new Section 14.2 providing that, for so long as the Shareholder Agreement is in effect, the provisions of the A&R Bylaws dealing with the number of directors, selection of committee members and new Section 14.2, may be amended, altered, or repealed only by the unanimous approval of all then-serving directors.

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On February 27, 2026, the Company filed the Second Amended and Restated Certificate of Formation of the Company (the “A&R Charter”) with the Secretary of State of Texas, which amendment was effective the same date. The A&R Charter amended the Company’s then existing Certificate of Formation (the “Existing Charter”), as amended, to, among other things: (1) change the number, names and addresses of the initial directors and require that appointments and changes to the number of directors be made in accordance with the Shareholder Agreement, so long as the Shareholder Agreement is in effect; (2) Insert a new Article IX relating to corporate opportunities, which provides that the Juniper Shareholder and its affiliates (the “Juniper Investor Group”, which term includes the Juniper Directors) and Dr. Simon Kukes and his affiliates (collectively, the “PED Investor Group”), may each engage in other business ventures, including those that compete with or overlap with PEDEVCO’s business. Each group may hold positions, invest in, or develop opportunities related to other entities (“Other Investments”), potentially creating conflicts of interest. Pursuant to new Article X, PEDEVCO explicitly waived any right or expectation to participate in certain described corporate opportunities including businesses that may compete with, overlap with, complement, or otherwise be suitable for the Company or its subsidiaries and agrees that neither the investor groups, nor their representatives or directors, are obligated to share or offer these opportunities to PEDEVCO, unless the opportunity arises solely from their role as a director of PEDEVCO or through specific information rights in the Shareholder Agreement (“Renounced Business Opportunities”). However, PEDEVCO remains free to pursue any such renounced opportunities on its own; (3) Revise former Article XI of the Existing Charter to require the affirmative vote of the holders of at least 66 2/3% in voting power of all shares of PEDEVCO entitled to vote generally in the election of directors, voting together as a single class, to alter, amend or repeal the provisions of the certificate of formation relating to the quorum for meetings of shareholders, the prohibitions on cumulative and preemptive rights set forth in the certificate of formation, and the Board of Directors’ ability to fix the amount to be reserved as working capital; the provision of the A&R Charter requiring supermajority approval for such items as discussed in this paragraph; the provisions of the A&R Charter dealing with the Renounced Business Opportunities; and the provisions of the A&R Charter discussed below, which lower the required shareholder vote for fundamental action or fundamental business transactions; and (4) Provide that, to the extent permitted by applicable law, and except as provided in the A&R Charter, the vote of any class or series of the stock of PEDEVCO is required for approval of any action that is recommended to shareholders by the Board of Directors and for which applicable law requires a shareholder vote, including without limitation any fundamental action or fundamental business transaction, shall, if a greater vote of shareholders is provided for by the Texas Business Organizations Code or other applicable law, instead be the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote as a class thereon, in which event the vote required shall be the affirmative vote of the holders of a majority of the outstanding shares within each class or series of shares entitled to vote thereon as a class and at least a majority of the outstanding shares otherwise entitled to vote thereon. The foregoing shall not apply to any action or shareholder vote authorized or required by any addition, amendment or modification to applicable law that becomes effective after the date of execution of the A&R Charter, if and to the extent a bylaw adopted by the Board of Directors or the shareholders so provides.

Review, Approval and Ratification of Related Party Transactions

We have not adopted formal policies and procedures for the review, approval or ratification of transactions, such as those described above, with our executive officer(s), director(s) and significant stockholders, provided that it is our policy that any and all such transactions are presented and approved by the independent members of the Board of Directors (typically through an ad hoc committee formed solely for the purpose of approving each individual transaction), or the Audit Committee (which pursuant to the charter of the Audit Committee is tasked with reviewing and, if appropriate, approving proposed transactions between the Company and “related persons” as defined in Item 404 of SEC Regulation S-K, and developing policies and procedures for the review and approval of such transactions, provided that no such policies or procedures have been developed to date), or a majority of the board (with the interested parties abstaining) and future material transactions between us and members of management or their affiliates shall be on terms no less favorable than those available from unaffiliated third parties.

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In addition, our Code of Ethics (described above under “Code of Ethics” on page 25), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership in our common stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representation by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all filings required to be made under Section 16(a) during 2025 were timely made, except that Juniper Capital IV GP, L.P., a greater than 10% stockholder, did not timely file its initial beneficial ownership report on Form 3 and also failed to timely report one transaction and as a result one Form 4 was not timely filed, due to unavoidable delays in obtaining Edgar codes; Simon G. Kukes, our former Chairman and greater than 10% stockholder, inadvertently failed to timely report one transaction and as a result one Form 4 was not timely filed; and John K. Howie, our director, failed to timely file his initial beneficial ownership report on Form 3 due to delays in obtaining his Edgar codes which were unavoidable.

PROPOSAL 1 – ELECTION OF DIRECTORS

General

At the annual meeting, six directors are to be elected to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Josh Schmidt, J. Douglas Schick, John K. Howie, Martyn Willsher, Kristel Franklin and Edward Geiser, each of whom are current members of the Board of Directors of the Company.

As discussed in greater detail above under “Voting Rights and Principal Stockholders—Shareholder Agreement”, the Shareholder Agreement provides that the Board of Directors will consist of six directors or such other number as approved by the Board of Directors in accordance with the organizational documents of the Company and the Shareholder Agreement and be constituted as follows:

(i)	three Directors nominated by the Juniper Shareholder (each, a Juniper Director and together, the Juniper Directors), which must include at least one independent director;

(ii)	two Directors, as nominated by the Governance Committee, which must include at least one independent director; and

(iii)	one independent director mutually agreed in writing by the Juniper Shareholder and the Governance Committee.

Each of director nominees Edward Geiser, Josh Schmidt and Martyn Willsher (independent), has been nominated by the Juniper Shareholder for election by the stockholders at the annual meeting. Each of director nominees J. Douglas Schick and Kristel Franklin (independent) has been nominated by the Governance Committee.

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If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, provided that the Juniper Shareholder has the right to nominate person(s) to fill any vacancies in the Juniper Directors. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The nomination of such Juniper Directors is subject to such persons meeting the Juniper Director Requirements discussed in greater detail above under “Voting Rights and Principal Stockholders—Shareholder Agreement”, and the Board of Directors has determined that all of the Juniper Director nominees meet such requirements.

The Company’s Governance Committee has reviewed the qualifications of the director nominees (including the Juniper Directors) and has recommended each of the nominees for election to the Board of Directors.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving us and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board of Directors, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of the record date.

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THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Nominees for Appointment to the Board of Directors

JOSH SCHMIDT (AGE 43)

CHAIRMAN – JUNIPER DIRECTOR

CHAIRMAN OF THE COMPENSATION COMMITTEE

Director since October 2025

Mr. Schmidt has been a Partner of Juniper since 2020 and serves as a member of the firm’s investment committee. Mr. Schmidt also serves on the Board of Directors of several of Juniper’s portfolio companies. Mr. Schmidt has been Chief Operating Officer of Juniper since July 2024. From January 2021 to June 2023, Mr. Schmidt served on the Board of Directors of Ranger Oil Corporation, a formerly publicly-traded oil and gas company, where he was also chair of the compensation committee. Prior to joining Juniper, Mr. Schmidt served as a portfolio manager and fundamental analyst for Whiteside Energy (“Whiteside”), a Houston-based hedge fund, where he was responsible for, among other things, managing investments in the natural gas and electricity markets across all regions of the United States. Prior to Whiteside, Mr. Schmidt worked at Citigroup Energy in Houston as a natural gas and electricity trader.

Mr. Schmidt received a B.S. in Finance from the University of Notre Dame.

The Board of Directors believes that Mr. Schmidt is well-qualified to serve on the Board of Directors due to his extensive experience in the energy sector, including his background as a natural gas and electricity portfolio manager and trader, his service as Chief Operating Officer and Partner of Juniper, his prior service on the board of directors and as chairman of the compensation committee of a publicly-traded oil and gas company and his current and prior service on the boards of directors of multiple private energy companies.

J. DOUGLAS SCHICK (AGE 51) PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR Director since January 2025

Mr. Schick has over twenty-five years of experience in the oil and gas industry. Prior to joining the Company as President on August 1, 2018, followed by his appointment as Chief Executive Officer and Director of the Company in January 2025, Mr. Schick was employed by American Resources, Inc., a Houston, Texas-based privately-held oil and gas investment, development and operating company which he co-founded and continues to serve as Chief Executive Officer (from August 2017 to the present) and formerly as Chief Financial Officer and Vice President of Business Development (from August 2013 to August 2017), provided that Mr. Schick’s service to American Resources requires only minimal time commitment from Mr. Schick that does not conflict with his duties and responsibilities to the Company. Prior to starting American Resources, Mr. Schick served as the founder, owner and principal of J. Douglas Enterprises, a Houston, Texas-based energy industry focused business development and financial consulting firm (from June 2011 to August 2013) as Vice President of Finance (from January 2011 until its sale in June 2011) for Highland Oil and Gas, a private equity-backed E&P company headquartered in Houston, Texas, as Manager of Planning and then Director of Planning at Houston, Texas-based Mariner Energy, Inc. (from December 2006 until its merger with Apache Corp. in December 2010), and in various roles of increasing responsibility in finance, planning, M&A, treasury and accounting at The Houston Exploration Company, ConocoPhillips and Shell Oil Company (from 1998 to 2006).

Mr. Schick holds a BBA in Finance from New Mexico State University and an MBA with a specialization in Finance from Tulane University.

The Board of Directors believes that Mr. Schick is well-qualified to serve on the Board of Directors due to his experience as President and Chief Executive Officer of the Company, coupled with his over twenty-five years of experience in investment, finance, planning, M&A, and business management in the oil and gas industry.  The Board of Directors believes Mr. Schick’s leadership and experience will be instrumental in supporting the Company’s drive for sustainable growth, operational efficiency, and building long-term stockholder value.

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JOHN K. HOWIE (AGE 67) DIRECTOR MEMBER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE MEMBER OF THE AUDIT COMMITTEE MEMBER OF THE COMPENSATION COMMITTEE Director since July 2025

Mr. Howie has over 40 years of experience in oil and gas engineering, management, and finance.  Since August 2024, Mr. Howie has served as Chief Executive Officer of Red Wolfpack Holdings, a privately-held Houston, Texas-based firm he founded that pursues natural gas development opportunities.  Prior to forming Red Wolfpack Holdings, from May 2017 until July 2024 Mr. Howie was President of Tellurian Production Company, a wholly owned subsidiary of Tellurian Inc. (formerly NYSE AMEX:  TELL), a Houston, Texas-based natural gas company that was acquired by Woodside Energy Group Ltd. in October 2024.  Prior to May 2017, Mr. Howie founded and managed Impact Natural Resources, a Houston, Texas-based E&P company with assets in the Texas Gulf Coast and West Texas (from January 2016-2017), Parallel Resource Partners, an energy-focused investment firm headquartered in Houston, Texas which he co-founded and served as a Principal and Managing Director (from February 2010 to December 2023), Goldman, Sachs and Company, where he served as the Head of E&P Capital (from July 2003 to June 2009), EnCap Investments, L.L.C., a Houston, Texas-based private equity firm where he served as Vice President (from July 1999 to July 2003), and at various other E&P companies, including Range Resources Corporation, Apache Corporation, and Amoco Corporation (from 1982 to 1999).

Mr. Howie holds a Bachelor of Science in Chemical Engineering, from New Mexico State University, and is a Registered Professional Engineer in Texas.

The Board of Directors believes that Mr. Howie’s over 40 years’ experience in engineering, management and finance in the energy industry, and the insights he has gained from his experiences, will provide crucial guidance for our management and operations.

MARTYN WILLSHER (AGE 48)
DIRECTOR – JUNIPER DIRECTOR
CHAIRMAN OF THE AUDIT COMMITTEE
MEMBER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Director since October 2025

             Martyn Willsher served as the Senior Vice President and Chief Development Officer of DCOR LLC, a privately held offshore energy and production company headquartered in Oxnard, California (“DCOR”), from January 2026 to June 2026, and since June 2026 has served as Senior Vice President and Chief Financial Officer of DCOR, where he leads the company's A&D and Finance teams. Previously, Mr. Willsher served as Chief Executive Officer of Amplify Energy Corp. (NYSE: AMPY)(“Amplify Energy”) from January 2021 until July 2025, after having served as interim Chief Executive Officer since April 2020. Mr. Willsher served as a special advisor to Amplify Energy from July 2025 through December 2025. Mr. Willsher also previously served as Senior Vice President and Chief Financial Officer of Amplify Energy from April 2018 to January 2021. From May 2017 to April 2018, Mr. Willsher served as Amplify Energy’s Vice President and Treasurer. He also served as Treasurer of Memorial Production Partners GP, LLC, Amplify Energy’s predecessor, from July 2014 to May 2017, and as Director of Strategic Planning for Memorial Resource Development LLC, an affiliate of the predecessor of Amplify Energy, from March 2012 to June 2014. Prior to that, he served as Manager, Financial Analysis of AGL Resources from September 2009 to March 2012, and as Associate - Upstream Oil & Gas A&D of Constellation Energy from August 2006 to March 2008 and as a Director from March 2008 to March 2009. Prior to that, he served in various business development and financial analysis roles at JM Huber Corp., FTI Consulting and PricewaterhouseCoopers LLP.

Mr. Willsher received his Master of Business Administration from the University of Texas at Austin and his Bachelor of Business Administration in Finance from Texas A&M University.

The Board of Directors believes that Mr. Willsher is well-qualified to serve on the Board of Directors due to his significant financial and executive leadership experience in the oil and gas industry, including his prior service as Chief Executive Officer of a publicly-traded oil and gas company, his prior experience as Chief Financial Officer of a publicly-traded energy company, and his broad background in corporate finance, oil and gas acquisitions and divestitures, and energy company operations.

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EDWARD GEISER (AGE 48)
DIRECTOR – JUNIPER DIRECTOR
CHAIRMAN OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
Director since February 2026

Edward Geiser is the Executive Managing Partner of Juniper, a position he has held since 2015, and the head of the Investment Committee for the firm and its funds. Mr. Geiser currently serves on the Board of Directors of Atmos Energy Corporation (NYSE:ATO), a publicly-traded, regulated natural gas distribution company, a position he has held since September 2024. Mr. Geiser also serves on the Board of Directors, and/or as a manager of, numerous of Juniper’s portfolio companies, none of which have a class of securities registered pursuant to Section 12 of the Exchange Act or are subject to the requirements of Section 15(d) of the Exchange Act. From January 2021 to June 2023, Mr. Geiser served as Chairman of the Board of Directors of Ranger Oil Corporation, a formerly publicly-traded oil and gas company. Prior to the formation of Juniper in January 2014, Mr. Geiser was a Managing Director at Och-Ziff Capital Management Group (“Och-Ziff”) where he focused on Och-Ziff’s private investing activity in the energy industry in North America for over five years from 2008 to 2013. Prior to Och-Ziff, Mr. Geiser worked at each of the Merrill Lynch and Morgan Stanley Investment Banking Groups in Houston, Texas, where he provided strategic advisory and capital markets services to companies involved in the energy industry, with a particular emphasis on buy-side and sell-side advisory services to companies in the E&P sector. Mr. Geiser was also involved with the formation and investment activities of Juniper I. During his time at Juniper I, Mr. Geiser helped to source, structure and manage the firm’s investments

Mr. Geiser received a B.S. in Finance from Louisiana State University in Baton Rouge, Louisiana.

The Board of Directors believes that Mr. Geiser is well-qualified to serve on the Board of Directors due to his extensive experience in the energy sector, including over a decade as Executive Managing Partner of Juniper, his service on the boards of directors of multiple public and private energy companies, and his background in energy-focused private equity and investment banking.

KRISTEL FRANKLIN (AGE 45)
DIRECTOR
MEMBER OF THE AUDIT COMMITTEE
MEMBER OF THE COMPENSATION COMMITTEE
Director since October 2025

Kristel Franklin brings deep expertise spanning integrated upstream and midstream operations with over 20 years’ experience in the oil and gas industry. Over the past two decades, she has developed a diverse portfolio of experience across domestic onshore projects and operations. Since January 2023, Ms. Franklin has served as Chief Operating Officer of PureWest Energy (“PureWest”), a Denver, Colorado-based natural gas producer in the State of Wyoming.  Prior to PureWest, from June 2018 to December 2022, Ms. Franklin led Moontower Resources, LLC (“Moontower”), an Austin, Texas-based Permian Basin-focused exploration and production company, to a successful exit for Oaktree Capital.  Prior to Moontower, Ms. Franklin held various roles of increasing responsibility at Austin, Texas-based oil and gas acquisition and exploitation company Three-Rivers Operating Company III (March 2016 to May 2018), as Senior Vice President at Austin, Texas-based independent oil and gas producer Jones Energy (April 2007 to February 2016), and with Houston, Texas-based Exxon Mobil Corporation as a Senior Drilling Engineer (July 2003 to April 2007). Ms. Franklin also currently serves on the Board of a private midstream oil and gas company.

Ms. Franklin received a Bachelor of Science Degree in Mechanical Engineering and an MBA from the University of Texas in Austin, Texas.

The Board of Directors believes that Ms. Franklin is well-qualified to serve on the Board of Directors due to her over 20 years of experience in the oil and gas industry, her demonstrated track record of executive leadership across upstream and midstream operations, including as Chief Operating Officer of multiple energy companies, and her technical expertise as a mechanical engineer with a background spanning domestic onshore exploration, production, and operations.

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Director Qualifications

The Board of Directors believes that each of our directors is highly qualified to serve as a member of the Board of Directors. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Vote Required

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the annual meeting are required to elect the nominees. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “WITHHOLD ALL” on the enclosed form of proxy) and exclude abstentions and broker non-votes with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board of Directors has set the number of directors that shall constitute the Board of Directors at six. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

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THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF AUDITORS

General

The Audit Committee, in accordance with its charter and authority delegated to it by the Board of Directors, has selected Weaver and Tidwell, L.L.P. (“Weaver”), as our independent auditors for the fiscal year ending December 31, 2026, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the 2026 Annual Meeting. Weaver served as our independent registered public accounting firm for the year ended December 31, 2025, as discussed below. Marcum LLP (“Marcum”) served as our independent registered public accounting firm for the year ended December 31, 2024, through their date of dismissal discussed below. If the stockholders do not ratify the appointment of Weaver, the Audit Committee may determine to reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We do not anticipate a representative from Weaver to be present at the annual stockholders meeting. In the event that a representative of Weaver is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

On July 1, 2025, with the approval of the Audit Committee of the Board of Directors of the Company, the Company dismissed Marcum as the Company’s independent registered public accounting firm, effective immediately. Also, on July 7, 2025, with the approval of the Audit Committee, the Company engaged Weaver as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately.

The audit reports of Marcum on the Company’s financial statements as of December 31, 2024 and 2023, and for the years ended December 31, 2024 and 2023 (the “Audit Periods”), did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Audit Periods and during the period from December 31, 2024 through July 1, 2025, the Company had: (i) no disagreements with Marcum of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses in the Company’s internal controls over financial reporting that were identified which related to (x) the review of the Company’s inputs to the depreciation, depletion, and amortization calculations and the preparation of the tax provision that were identified in the Company’s year-ended December 31, 2024 financial statements, and (y) the review of the Company’s inputs to the depreciation, depletion, and amortization calculations that were identified in the Company’s year-ended December 31, 2023 financial statements.

The Company provided Marcum with a copy of the disclosures in the Current Report on Form 8-K filed by the Company with the Commission on July 8, 2025 to report the dismissal of Marcum, prior to the filing of such disclosures, and requested that Marcum furnish the Company with a letter addressed to the Commission stating whether or not Marcum agreed with such disclosure. A copy of Marcum’s letter to the Commission in response to the foregoing request was attached as Exhibit 16.1 to the July 8, 2025 Current Report on Form 8-K.

During the Audit Periods and during the period from December 31, 2024 through July 1, 2025, neither the Company nor anyone on its behalf consulted Weaver regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

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Weaver has also re-audited the Company’s financial statements for the year ended December 31, 2024, as part of their engagement.

Audit Fees

The following table presents fees for professional services rendered by Marcum (PCAOB Auditor ID 688), the Company’s former independent registered public accounting firm, for the years ended December 31, 2025 and December 31, 2024 (in thousands):

	2025	2024
Audit Fees (1)*	$257	$236
Audit-Related Fees (2)	155	-
Tax Fees (3)	40	53
All Other Fees (4)	102	72
Total	$554	$361

*Includes fees for our 2024 Annual Report on Form 10-K/A

The following table presents fees for professional services rendered by Weaver (PCAOB Auditor ID 410), the Company’s current independent registered public accounting firm, for the year ended December 31, 2025 (in thousands):

2025
Audit Fees (1)	$282
Audit-Related Fees (2)	-
Tax Fees (3)	-
All Other Fees (4)	-
Total	$282

(1)

Audit fees include professional services rendered for (i) the audit of our annual financial statements for the fiscal years ended December 31, 2025 and 2024 and (ii) the reviews of the financial statements included in our quarterly reports on Form 10-Q for such years.

(2)

Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit fees.”

(3)	Tax fees include professional services relating to preparation of the annual tax return.

(4)	Other fees include professional services for review of various filings and issuance of consents.

Pre-Approval Policies

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Board of Directors. Our Board of Directors pre-approved all services, audit and non-audit, provided to us by Weaver in 2025 and Marcum in 2025 and 2024.

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In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the retention of Weaver to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Weaver as our independent auditor for the year ending December 31, 2026. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Weaver as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “AGAINST” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of Weaver.

 The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS OUR INDEPENDENT

AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 3 – NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our named executive officers (as disclosed in this proxy statement) by voting “FOR” or “AGAINST” the resolution below (commonly referred to as “Say-on-Pay”). While our Board of Directors and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” (beginning on page 29) and the accompanying compensation tables and narratives (beginning on page 29).

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As described under “Committees of the Board of Directors”, beginning on page 17, our Compensation Committee, which is comprised of two independent directors and one Juniper Director (see also “Corporate Governance-Juniper Director Committee Membership”, above), oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

●

Competition Among Peers.  The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

●

Accountability for Our Performance.  The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

●

Accountability for Individual Performance.  In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

●

Alignment with Stockholder Interests.  Moreover, the Compensation Committee believes that our compensation program should be tied in part to our stock price performance through the grant of stock options and stock awards, to further align our executive officers’ interests with those of our stockholders.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board of Directors endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

The Company’s policy (to be approved on a non-binding basis by stockholders as discussed in “Proposal 4 - Non-binding Advisory Vote on the Frequency of Holding Advisory Votes on Executive Compensation”, below (page 61)) has historically been to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders; however, the current recommendation of the Board of Directors is to adopt a one year frequency vote at the Annual Meeting and assuming that is approved, it is expected that the next such vote will occur at the 2027 annual meeting of stockholders.

Vote Required

The approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote provided that a quorum exists at the Annual Meeting. Abstentions with respect to this proposal will have the effect of a vote against this proposal and broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the annual meeting) will not be counted in determining the number of shares necessary for approval. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” this proposal.

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As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board of Directors or the Compensation Committee, nor will the outcome of the vote require the Board of Directors or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board of Directors or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

PROPOSAL 4 – NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement an additional separate proposal, which gives our stockholders the opportunity to vote on how frequently future advisory votes on the compensation of our named executive officers (i.e., “Say-on-Pay” votes) will occur. Stockholders may vote on whether they prefer an advisory vote to occur every one (an annual), two (a biennial) or three years (a triennial vote), or they may abstain from voting. While our Board of Directors and Compensation Committee intend to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on us and is advisory in nature.

After careful consideration, the Board of Directors recommends that an advisory vote on the compensation of our named executive officers be held every one year. The Board of Directors believes that an annual advisory vote provides the most effective means for the Company to receive timely feedback from stockholders regarding its executive compensation programs and practices. An annual vote also enables the Company to consider and respond to stockholder input on a regular basis while enhancing engagement and accountability. Although our executive compensation programs are designed to promote both short-term and long-term performance and align the interests of our executives with those of our stockholders, the Board of Directors believes that an annual advisory vote is the appropriate frequency to allow stockholders to express their views on executive compensation. Accordingly, the Board of Directors recommends that stockholders vote to hold an advisory vote on the compensation of our named executive officers every “1 Year”. However, the Board recognizes that stockholders may instead prefer advisory votes every two years or every three years and therefore seeks stockholder input regarding the frequency of future advisory votes on executive compensation.

Vote Required

With respect to this advisory vote on the frequency of holding future advisory votes on the compensation of our named executive officers, stockholders have three voting options (1 year, 2 years or 3 years), and the option, if any, that receives the greatest number of affirmative votes of the shares (i.e., a plurality of the votes cast) present in person or represented by proxy at the meeting and entitled to vote will be determined to be approved by the Company’s stockholders, provided that the final vote will not be binding on us and is advisory in nature. The Board of Directors will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers moving forward. Abstentions with respect to this proposal will have the effect of a vote against each of the voting options. Broker non-votes (which will occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to this proposal within ten days of the Annual Meeting) will not be counted in determining the number of shares voted on the proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy for “1 Year” as to the frequency of holding advisory votes on executive compensation.

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As noted above, the vote solicited by this proposal is advisory and its outcome will not be binding on the Board of Directors or the Compensation Committee, whether or not it is approved by the aforementioned voting standard, nor will the outcome of the vote require the Board of Directors or the Compensation Committee to take any action. In evaluating the vote on this proposal, the Board of Directors and the Compensation Committee will carefully consider the voting results in their entirety in determining the frequency of holding future advisory votes on the compensation of our named executive officers. If one of the voting options is not adopted by the required vote of our stockholders, the Board of Directors and Compensation Committee will evaluate the votes cast for each of the voting options and will deem the voting option receiving the greatest number of votes to be the voting option approved by our stockholders.

The Company is required to disclose the Board of Directors’ decision regarding how often the Company will conduct future say-on-pay votes by the filing of a Current Report on Form 8-K no later than 150 calendar days after the date of the annual meeting, but in any event no later than 60 calendar days prior to the deadline for submission of stockholder proposals for the Company’s 2027 annual meeting.

Pending the outcome of the stockholder vote, the Company currently plans to provide stockholders with an opportunity to approve the frequency of holding future advisory votes on executive compensation every six years at the annual meeting of stockholders. It is expected that the next such vote will occur at the 2032 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR “1 Year” AS TO THE FREQUENCY OF HOLDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL 5 – AMENDMENT TO PEDEVCO 2021 EQUITY INCENTIVE PLAN

General

On July 10, 2021, the Board of Directors, and on September 1, 2021, our majority shareholders, adopted the PEDEVCO Corp. 2021 Equity Incentive Plan, which was amended by the Board of Directors on June 27, 2024 and the shareholders on August 29, 2024, to increase the number of shares of PEDEVCO common stock available for issuance thereunder from 400,000 shares to 650,000 shares, and again by the Board of Directors and shareholders on October 29, 2025, to increase the number of shares of common stock available for issuance thereunder from 650,000 to 900,000 shares (as amended to date, the “2021 Plan”).

The share reserve under the 2021 Plan has been significantly depleted through awards made thereunder and the effects of the Reverse Stock Split.  If our stockholders do not approve an increase in the share reserve under the 2021 Plan, we estimate that we will not have sufficient shares to cover equity award grants for 2026 or 2027, and we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Consequently, on July 9, 2026, upon the recommendation of our Compensation Committee, our Board of Directors adopted the Third Amendment (the “Amendment”) to the 2021 Plan, subject to stockholder approval. The 2021 Plan, as amended by the Amendment, is hereinafter referred to as the “Amended Plan.”

The Amendment makes the following key change to the 2021 Plan:

●	Increase the aggregate number of shares of common stock that may be issued pursuant to awards under the 2021 Plan from 900,000 currently, to 1,800,000 shares.

●

Increase the maximum number of shares of common stock to be issued under the 2021 Plan, the maximum number of shares of common stock which may be issued to any participant in any year, the maximum amount payable pursuant to any cash awards or satisfied in cash to any participant in one fiscal year, as well as the maximum number of shares which may be issued upon the exercise of incentive stock options, to 1,800,000 shares.

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If stockholders do not approve this Proposal 5, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2021 Plan, and the 2021 Plan will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Appendix A to this Proxy Statement. Other than the limited amendments described herein, we are not making other changes to the 2021 Plan.

Background and Purpose of the Amended Plan

The Amended Plan provides for a broad range of awards to enable the Company to respond to market trends and to structure incentives to align to its business goals. In particular, the Amended Plan authorizes awards under the 2021 Plan in the form of incentive stock options, non-statutory stock options, rights to acquire restricted stock and restricted stock units, stock appreciation rights, or SARs, and performance units and performance shares, as discussed in greater detail below.

The 900,000 share increase in the 2021 Plan represents 6.67% of the total shares of common stock of the Company on a fully-diluted basis (13,510,972 shares) as of the date of this proxy statement (July 15, 2026).

Current Overview of Outstanding Equity Information

There are 137,667 non-reserved shares available for future awards under the Company’s 2021 Plan as of the date of this proxy statement (July 15, 2026).

The Amended Plan authorizes an additional 900,000 shares of common stock for issuance of equity awards under the Amended Plan. In setting and recommending to shareholders the number of additional shares to authorize under the Amended Plan pursuant to the Amendment, the Compensation Committee and the Board of Directors considered the historical number of equity awards granted under the 2021 Plan, as well as the Company’s average normal course grants for the preceding fiscal year.

When considering the number of additional shares to add to the 2021 Plan, the Compensation Committee and the Board of Directors reviewed, among other things, the potential dilution to the Company’s current shareholders as measured by burn rate, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2021 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 900,000 shares to be added to the 2021 Plan pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2021 Plan from forfeitures of awards granted under the 2021 Plan, are projected to satisfy the Company’s equity compensation needs for the next two to three years. In light of the factors considered by the Board of Directors and Compensation Committee, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board of Directors and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all shareholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing shareholder dilution.

Summary of the Material Terms of the Amended Plan

General

The 2021 Equity Incentive Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Subject to the provisions of the 2021 Plan relating to adjustments upon changes in our common stock, currently an aggregate of 900,000 shares of common stock are reserved for issuance under the 2021 Plan, which number will increase as described above if the Amendment is approved.

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The 2021 Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, restricted stock units, and performance units and performance shares. Incentive stock options granted under the 2021 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Non-statutory stock options granted under the 2021 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences”, below for a discussion of the principal federal income tax consequences of awards under the 2021 Plan.

Purpose

Our Board of Directors adopted the 2021 Plan to provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock, to assist in attracting and retaining the services of such persons, to bind the interests of eligible recipients more closely to our interests by offering them opportunities to acquire shares of our common stock and to afford such persons stock-based compensation opportunities that are competitive with those afforded by similar businesses. All of our employees, directors and consultants are eligible to participate in the 2021 Plan.

Administration

Unless it delegates administration to a committee as described below, our Board of Directors will administer the 2021 Plan. Subject to the provisions of the 2021 Plan, our Board of Directors has the power to construe and interpret the 2021 Plan, and to determine: (i) the fair value of common stock subject to awards issued under the 2021 Plan; (ii) the persons to whom and the dates on which awards will be granted; (iii) what types or combinations of types of awards will be granted; (iv) the number of shares of common stock to be subject to each award; (v) the time or times during the term of each award within which all or a portion of such award may be exercised; (vi) the exercise price or purchase price of each award; and (vii) the types of consideration permitted to exercise or purchase each award and other terms of the awards.

Our Board of Directors has the power to delegate administration of the 2021 Plan to a committee composed of one or more directors. If and so long as the Company’s common stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board of Directors is required to consider in selecting the administrator and the membership of any committee acting as administrator the requirements regarding: (i) “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act; (ii) “independent directors” as described in the listing requirements for any stock exchange on which shares of common stock are listed; and (iii) Section 15(b)(i) of the 2021 Plan, if the Company pays salaries for which it claims deductions that are subject to the Internal Revenue Code section 162(m) limitation on its U.S. tax returns.

                The Board of Directors has authorized the Compensation Committee of the Board of Directors to be a co-administrator, along with the Board of Directors, of the 2021 Plan.

Stock Subject to the 2021 Plan

Subject to the provisions of the 2021 Plan relating to adjustments upon changes in our common stock, an aggregate of 900,000 shares of common stock are currently reserved for issuance under the 2021 Plan, which number will increase to 1,800,000 shares, in the event the Amendment is approved at the annual meeting.

If shares of common stock subject to an option, SAR or performance share or unit granted under the 2021 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2021 Plan. If shares of restricted stock awarded under the 2021 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall again be available under the 2021 Plan. Where the exercise price of an option granted under the 2021 Plan is paid by means of the optionee’s surrender of previously owned shares of common stock, or our withholding of shares otherwise issuable upon exercise of the option as may be permitted under the 2021 Plan, only the net number of shares issued and which remain outstanding in connection with such exercise shall be deemed “issued” and no longer available for issuance under the 2021 Plan.

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Eligibility

Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan. As of June 30, 2026, each of our approximately 24 employees and our five non-employee directors was eligible to receive awards under the 2021 Plan.

No incentive stock option may be granted under the 2021 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our company or any affiliate of our company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, no employee may be granted options under the 2021 Plan exercisable for more than 900,000 shares of common stock during any twelve-month period.

Terms of Options and SARs

Options, SARs and performance shares and units may be granted under the 2021 Plan pursuant to stock option agreements, stock appreciation rights agreements and performance award agreements, respectively. The following is a description of the permissible terms of options, SARs, restricted stock units, and performance units under the 2021 Plan. Individual grants of options, SARs, restricted stock units, and performance shares and units may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options also may not be less than the fair market value of the common stock on the date of grant. The base value of an SAR, restricted stock unit, or performance share or unit may not be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2021 Plan must be paid either in cash at the time the option is exercised or, at the discretion of our Board of Directors, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the SEC.

In addition, the holder of an SAR is entitled to receive upon exercise of such SAR only shares of our common stock at a fair market value equal to the benefit to be received by the exercise.

Vesting

Options granted under the 2021 Plan may be exercisable in cumulative increments, or “vest,” as determined by our Board of Directors. Our Board of Directors has the power to accelerate the time as of which an option may vest or be exercised.

Tax Withholding

To the extent provided by the terms of an option, SAR, restricted stock unit, or performance share or unit, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, SAR, restricted stock unit, or performance share or unit by a cash payment upon exercise, or in the discretion of our Board of Directors, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

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Term

The maximum term of options, SARs, restricted stock unit, and performance shares and units under the 2021 Plan is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years. Options, SARs, restricted stock units, and performance shares and units awarded under the 2021 Plan generally will terminate three months after termination of the participant’s service; however, pursuant to the terms of the 2021 Plan, a grantee’s employment shall not be deemed to terminate by reason of such grantee’s transfer from us to an affiliate of us, or vice versa, or sick leave, military leave or other leave of absence approved by our Board of Directors, if the period of any such leave does not exceed ninety (90) days or, if longer, if the grantee’s right to reemployment by us or any of our affiliates is guaranteed either contractually or by statute.

Restrictions on Transfer

A recipient may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the recipient, only the recipient may exercise an option, SAR, restricted stock unit, or performance share or unit. Our Board of Directors may grant nonstatutory stock options, SARs, restricted stock units, and performance shares and units that are transferable to the extent provided in the applicable written agreement.

Terms of Restricted Stock Awards

Restricted stock awards may be granted under the 2021 Plan pursuant to restricted stock purchase or grant agreements. No awards of restricted stock may be granted under the 2021 Plan after ten (10) years from our Board of Directors’ adoption of the 2021 Plan (July 2031).

Payment

Our Board of Directors may issue shares of restricted stock under the 2021 Plan as a grant or for such consideration, including services, and, subject to the Sarbanes-Oxley Act of 2002, promissory notes, as determined in its sole discretion. If restricted stock under the 2021 Plan is issued pursuant to a purchase agreement, the purchase price must be paid either in cash at the time of purchase or, at the discretion of our Board of Directors, pursuant to any other form of legal consideration acceptable to our Board of Directors.

Vesting

Shares of restricted stock acquired under a restricted stock purchase or grant agreement, including restricted stock unit or performance share or unit, may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by our Board of Directors. In the event a recipient’s employment or service with us terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement or unit award agreement, may be forfeited to us in accordance with such restricted stock agreement or unit award agreement.

Tax Withholding

Our Board of Directors may require any recipient of restricted stock to pay to us in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, our Board of Directors may withhold that amount from other amounts payable by us to the recipient, including salary, subject to applicable law. With the consent of our Board of Directors in its sole discretion, a recipient may deliver shares of our common stock to us to satisfy this withholding obligation.

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Restrictions on Transfer

Rights to acquire shares of common stock under the restricted stock purchase, restricted stock unit, or grant agreement shall be transferable by the recipient only upon such terms and conditions as are set forth in the restricted stock agreement, as our Board of Directors shall determine in its discretion, so long as shares of common stock awarded under the restricted stock agreement or restricted stock unit, remain subject to the terms of such agreement.

Adjustment Provisions

If any change is made to our outstanding shares of common stock without our receipt of consideration (whether through reorganization, stock dividend or stock split, or other specified change in our capital structure), appropriate adjustments may be made in the class and maximum number of shares of common stock subject to the 2021 Plan and outstanding awards. In that event, the 2021 Plan will be appropriately adjusted in the class and maximum number of shares of common stock subject to the 2021 Plan, and total shares subject to outstanding awards may be adjusted in the class, number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Events

In the event of (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity (other than a merger with a wholly owned subsidiary); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of more than 50% of the outstanding stock of the Company by one person or by more than one person acting in concert, any surviving or acquiring corporation may assume awards outstanding under the 2021 Plan or may substitute similar awards. Unless the stock award agreement otherwise provides, in the event any surviving or acquiring corporation does not assume such awards or substitute similar awards, then the awards will terminate if not exercised at or prior to such event.

Duration, Amendment and Termination

Our Board of Directors may suspend or terminate the 2021 Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2021 Plan will terminate ten years from the date of its original adoption by our Board of Directors, i.e., in July 2031.

Our Board of Directors may also amend the 2021 Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our shareholders to the extent shareholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the 2021 Plan for shareholder approval if it concludes that shareholder approval is otherwise advisable.

Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to the recipient and us with respect to participation in the 2021 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise, which may be deemed to occur in connection with a net settlement, cashless exercise of an incentive stock option, provided that incentive stock option treatment of the full option may also be lost upon such net settlement exercise of an incentive stock option, depending on the current interpretation of applicable law. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. Any gain or loss recognized on such a disqualifying disposition of the shares issuable upon exercise of the incentive stock option in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will generally be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

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Non-statutory Stock Options and Restricted Stock Awards (including Performance-Based Stock Awards)

Non-statutory stock options and restricted stock awards (including performance-based stock awards) granted under the 2021 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Stock Appreciation Rights or SARs

A recipient receiving a stock appreciation right will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When a recipient exercises the stock appreciation right, the fair market value of any shares of common stock received will be ordinary income to the recipient and will be allowed as a deduction to us for federal income tax purposes.

Restricted Stock Units and Performance-Based Restricted Stock Units

Restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”) granted under the 2021 Plan generally have the following federal income tax consequences.

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The grant of an RSU or PSU generally will not result in taxable income to the recipient or a federal income tax deduction to us. Upon the settlement of an RSU or PSU in shares of common stock or cash, generally following the applicable vesting date or, in the case of a PSU, the certification of the applicable performance goals and satisfaction of any other applicable vesting conditions, the recipient generally will recognize ordinary income equal to the fair market value of the shares received (or the amount of cash paid) at the time of settlement. Because no property is transferred at the time of grant, recipients generally may not make an election under Section 83(b) of the Code with respect to RSUs or PSUs.

With respect to employees, we generally will be required to withhold applicable federal, state and local income and employment taxes based on the amount of ordinary income recognized upon settlement. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of applicable tax reporting requirements, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the recipient.

Following settlement, any appreciation or depreciation in the value of the shares will generally be treated as capital gain or loss upon a subsequent disposition of the shares. Such gain or loss generally will be long-term or short-term capital gain or loss depending on whether the shares have been held for more than one year following the settlement date.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of the Company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Section 409A of the Code

Certain types of awards granted under the 2021 Plan may constitute, or provide for, nonqualified deferred compensation subject to Section 409A of the Code. Unless the requirements of Section 409A are satisfied, holders of such awards may be required to recognize taxable income earlier than would otherwise be the case (for example, upon vesting or another event prescribed by Section 409A rather than upon payment or settlement) and may be subject to an additional tax equal to 20% of the amount required to be included in income, as well as potential interest penalties and certain additional state taxes.

To the extent applicable, the 2021 Plan and awards granted thereunder are intended to be structured and interpreted in a manner designed either to comply with, or to be exempt from, Section 409A of the Code and the Treasury regulations and other applicable guidance issued thereunder. To the extent determined necessary or appropriate by the plan administrator, the 2021 Plan and applicable award agreements may be amended to comply with Section 409A or to preserve an applicable exemption from Section 409A.

However, we make no representations that the 2021 Plan or any award granted thereunder will comply with, or be exempt from, Section 409A, and we undertake no obligation to prevent Section 409A from applying to any award. We will not be liable for any tax, interest or penalties imposed on any participant under Section 409A or otherwise.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2021 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

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Securities Issued and Granted Under 2021 Plan

As of the date of this proxy statement (July 15, 2026), a total of 88,200 options, 542,263 restricted stock awards, 92,960 restricted stock units, and 38,910 performance-based restricted stock units, have been made under the 2021 Plan, and a total of 762,333 shares of common stock are reserved for future issuance upon the settlement of outstanding awards under the 2021 Plan (including options, restricted stock awards, restricted stock units, and performance-based restricted stock units). The benefits or amounts that will be received by or allocated to each named executive officer, all current executive officers as a group, all directors who are not executive officers as a group, and all employees who are not executive officers as a group under the 2021 Plan after the Amendment are not presently determinable.

From its inception through June 30, 2026, the following awards of restricted stock and stock options have been granted under the 2021 Plan to each of the following:

Name	Restricted Shares granted	Stock Options granted	Restricted Stock Units granted	Performance -Based Restricted Stock Units granted
J. Douglas Schick	183,750	-	22,830	15,220
Reagan Tuck (R.T.) Dukes	-	-	-	-
Robert “Bobby” Long	-	-	-	-
Clark R. Moore	95,000	-	18,950	5,270
Jody D. Crook	33,205	3,500	16,050	7,020
All Current Executive Officers as a Group	311,955	3,500	57,830	27,510
All Current Non-employee Directors as a Group	40,497	—	-	-
All Employees (Excluding Current Executive Officers) as a Group*	27,500	68,550	35,130	11,400

*Excluding former employees.

Vote Required

Although Section 710 of the NYSE American Company Guide, requires the affirmative vote of the holders of voting stock representing a majority of the votes cast at a stockholders meeting held by a NYSE American listed company on a proposal to approve a stock plan or amendment thereto such as the approval of the 2021 Plan, our Amended and Restated Bylaws and the Texas Business Organizations Code, which supersede the NYSE American Company Guide requirements, require the affirmative vote by our stockholders of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal 5, in order to approve the proposal relating to the approval of the Amendment as set forth in this proposal 5, assuming a quorum is present at the annual meeting.

Our Board of Directors has approved the adoption of the Amendment described in proposal 5, subject to shareholder approval at the annual meeting. If proposal 5 is not approved by our shareholders at the annual meeting, the Amendment will not become effective.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2021 PLAN.

ADDITIONAL INFORMATION AND MATTERS

Stockholder Proposals for 2027 Annual Meeting of Stockholders and 2027 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2027 annual meeting of stockholders, it must be received by our Secretary by no later than March 19, 2027, unless the date of the 2027 annual meeting of stockholders is more than 30 days before or after the anniversary of our 2026 annual meeting, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2027 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws, as amended, as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 50 days nor more than 90 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between May 29, 2027 and the close of business on July 8, 2027, for the 2027 annual meeting of stockholders. In the event that the 2027 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of our 2026 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 75th day prior to the 2026 annual meeting of stockholders and no later than the later of (i) the 75th day prior to the 2027 annual meeting of stockholders and (ii) the 15 th day following the day on which we publicly announce the date of the 2027 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Amended and Restated Bylaws, are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2027 annual meeting must notify our Secretary in writing not later than June 28, 2027, to comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2027 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Amended and Restated Bylaws, then the person(s) appointed by the Board of Directors and named in the proxies for the 2027 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

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Where You Can Find More Information

Our Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through our website (www.pedevco.com) as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. Information on our website does not constitute part of this proxy statement.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to us, Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Stockholder Advisory Votes

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. At the annual meeting, stockholders will be asked to approve a frequency of stockholder advisory votes of every one year. Assuming that frequency is recommended by the stockholders via non-binding vote and approved by the Board of Directors, the  next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2027 annual meeting and yearly thereafter, unless changed by the Board of Directors. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers is expected to occur at our 2032 annual meeting, unless the Board of Directors determines to hold such vote earlier in their sole discretion.

Important Notice Regarding Delivery of Stockholder Documents

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies by reducing printing and mailing costs and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will generally continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting us in writing at Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Availability of Annual Report on Form 10-K

As required, we have filed our Annual Report on Form 10-K for the year ended December 31, 2025, with the SEC. Stockholders may obtain, free of charge, a copy of the 2025 annual report on Form 10-K by writing to us at Attn: Corporate Secretary, PEDEVCO Corp., 575 N. Dairy Ashford, Suite 210, Houston, Texas 77079.

Other Matters

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

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The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

PEDEVCO Corp.

Attn: Corporate Secretary

575 N. Dairy Ashford, Suite 210

Houston, Texas 77079

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Appendix A

THIRD AMENDMENT TO

PEDEVCO CORP.

2021 EQUITY INCENTIVE PLAN

This Third Amendment (“Third Amendment”) to the PEDEVCO Corp. 2021 Equity Incentive Plan (the “2021 Plan”), is made and adopted by the Board of Directors of PEDEVCO Corp., a Texas corporation (the “Company”), on July 9, 2026 effective as of the date approved by stockholders of the Company at a duly called meeting of stockholders (the “Amendment Date”). Capitalized terms used in this Third Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2021 Plan (as amended).

RECITALS

A.	The Company currently maintains the 2021 Plan.

B.

The Board of Directors believes it is in the best interests of the Company and its stockholders to amend the 2021 Plan to increase the number of shares of common stock subject to the 2021 Plan and to incorporate the other terms and conditions set forth herein.

AMENDMENT

The 2021 Plan is hereby amended as follows, effective as of the Amendment Date.

1.

Section 3(a). Section 3(a) of the 2021 Plan is hereby deleted and replaced in its entirety with the following:

“(a) Stock Subject to the Plan. Subject to adjustment in accordance with Section 3(b) and any adjustments pursuant to Section 13 of this Plan, the aggregate number of Shares that may be issued pursuant to Awards will not exceed 1,800,000 shares.”

2.

Section 15(a)(i). Section 15(a)(i) of the 2021 Plan is hereby deleted and replaced in its entirety with the following:

“(i) Maximum Amount. Subject to the provisions of Section 13, to the extent consistent with Section 422 of the Code, not more than an aggregate of 1,800,000 Shares may be issued as ISOs under the Plan.”

3.

Section 15(b)(ii). Section 15(b)(ii) of the 2021 Plan is hereby deleted and replaced in its entirety with the following:

“(ii) Maximum Amount.

(1) Subject to the provisions of Section 13, the maximum number of Shares that can be awarded to any individual Participant in the aggregate in any one fiscal year of the Company is 1,800,000 Shares;

(2) For Awards denominated in Shares and satisfied in cash, the maximum Award to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of 1,800,000 Shares on the Grant Date; and

(3) The maximum amount payable pursuant to any cash Awards to any individual Participant in the aggregate in any one fiscal year of the Company is the Fair Market Value of 1,800,000 Shares on the Grant Date.”

4.	This Third Amendment shall be and, as of the Amendment Date, is hereby incorporated in and forms a part of the 2021 Plan.

5.	Except as expressly provided herein, all terms and conditions of the 2021 Plan shall remain in full force and effect.

FORM OF PROXY

(SEE ATTACHED)

PEDEVCO CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – AUGUST 27, 2026 AT 10:00 A.M.
CONTROL ID:
REQUEST ID:

The undersigned stockholder of PEDEVCO CORP., a Texas corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around July 15, 2026, and hereby appoints J. Douglas Schick, Robert “Bobby” Long, and Clark R. Moore, (collectively, the “Proxies“), or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2026 annual meeting of Stockholders of the Company, to be held on Thursday, August 27, 2026, at 10:00 a.m. Central Standard Time, at https://edge.media-server.com/mmc/go/PED2026AGM/, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PED
PHONE:	Call toll free 1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF PEDEVCO CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		→	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Josh Schmidt				☐
	J. Douglas Schick				☐
	John K. Howie				☐
	Martyn Willsher				☐
	Edward Geiser				☐
	Kristel Franklin				☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Weaver and Tidwell, L.L.P., as the company’s independent auditors for the fiscal year ending December 31, 2026.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN
	To approve, by non-binding vote, the compensation of the company’s named executive officers.		☐	☐	☐
Proposal 4			1 Year	2 Years	3 Years	Abstain
	To recommend, by non-binding vote, the frequency of holding advisory votes on the compensation of the company’s named executive officers.		☐	☐	☐	☐
Proposal 5		→	FOR	AGAINST	ABSTAIN
	To consider and vote upon a proposal to adopt the Third Amendment to the PEDEVCO Corp. 2021 Equity Incentive Plan		☐	☐	☐
CONTROL ID:
REQUEST ID:

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2, 3 and 5, for “1 Year” in Proposal 4, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE   ☐  New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2026

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)